                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     / / Preliminary proxy statement
     /X/ Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            VALLEY NATIONAL BANCORP
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                            VALLEY NATIONAL BANCORP
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)
Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------
     (3) Filing party:

- --------------------------------------------------------------------------------
     (4) Date filed:

- --------------------------------------------------------------------------------
- ---------------
    (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                            VALLEY NATIONAL BANCORP
                                1445 VALLEY ROAD
                            WAYNE, NEW JERSEY 07470
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                       TO BE HELD TUESDAY, MARCH 22, 1994
                            ------------------------

     Notice is hereby given that the Annual Meeting of Shareholders of Valley National Bancorp (the "Corporation") will be held at the Radisson Hotel, formerly the Sheraton Fairfield Hotel, 690 Route 46 East, Fairfield, New Jersey, on Tuesday, March 22, 1994 at 3:00 p.m. for the purpose of considering and voting upon the following matters:

          1. The election of the 16 persons named in the accompanying Proxy Statement to serve as directors of the Corporation for the ensuing year.

          2. Approval of amendments (the "Amendments") to the Corporation's Long-Term Stock Incentive Plan (the "Plan") approved by the shareholders on March 28, 1989 pursuant to which the Corporation may issue incentive stock options, nonqualified stock options, stock appreciation rights and restricted stock awards for up to 1,577,438 shares of the Corporation's common stock to officers and key employees of the Corporation and Valley National Bank (the "Bank").

          3. Such other business as shall properly come before the Meeting.

     Shareholders of record at the close of business on February 18, 1994 are entitled to notice of and to vote at the meeting. Whether or not you contemplate attending the Meeting, it is suggested that the enclosed proxy be executed and returned to the Corporation. You may revoke your proxy at any time prior to the exercise of the proxy by delivering to the Corporation a later dated proxy or by delivering a written notice of revocation to the Corporation prior to or at the Meeting.

                                            By Order of the Board of Directors

                                            Gerald H. Lipkin
                                            Chairman of the Board

March 1, 1994

                            VALLEY NATIONAL BANCORP
                                1445 VALLEY ROAD
                            WAYNE, NEW JERSEY 07470
                            ------------------------

                                PROXY STATEMENT
                              DATED MARCH 1, 1993
                            ------------------------

                      GENERAL PROXY STATEMENT INFORMATION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Valley National Bancorp (the "Corporation" or the "Company") of proxies for use at the Annual Meeting of Shareholders of the Corporation to be held at the Radisson Hotel, formerly the Sheraton Fairfield Hotel, 690 Route 46 East, Fairfield, New Jersey, on Tuesday, March 22, 1994, at 3:00 p.m. local time. This Proxy Statement is first being mailed to shareholders on approximately March 1, 1994.

OUTSTANDING SECURITIES AND VOTING RIGHTS

     The record date for determining shareholders entitled to notice of and to vote at the Annual Meeting is February 18, 1994. Only shareholders of record as of that date will be entitled to notice of, and to vote at, the Annual Meeting.

     On the record date 24,427,274 shares of common stock, no par value, were outstanding and are eligible to be voted at the Annual Meeting. Each share of stock is entitled to one vote.

     All shares represented by valid proxies received pursuant to this solicitation will be voted in favor of the election of the 16 nominees for director who are named in this Proxy Statement and the approval of the proposed amendments (the "Amendments") to the Corporation's Long-Term Stock Incentive Plan (the "Plan"), unless the shareholder specifies a different choice by means of his proxy or revokes the proxy prior to the time it is exercised. Should any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their discretion unless the shareholder otherwise specifies in the proxy.

     At the meeting, inspectors of election will tabulate both ballots cast by shareholders present and voting in person, and votes cast by proxy. Under applicable state law and the Corporation's certificate of incorporation and bylaws, abstentions and broker non-votes are counted for purposes of establishing a quorum but otherwise do not count. Generally, the approval of a specified percentage of shares voted at a shareholder meeting is required to approve a proposal and thus abstentions and broker non-votes have no effect on the outcome of a vote. At the Annual Meeting, a plurality of the shares voted is required to elect a director. Approval to the Amendments to the Plan requires the affirmative vote of a majority of those shares present at the annual meeting and entitled to vote. Where state law or the Corporation's certificate of incorporation or bylaws require that the matter voted upon be approved by a specified percentage of the outstanding shares, then abstentions and broker non-votes have the same effect as negative votes.

REVOCABILITY OF PROXIES

     Any shareholder giving a proxy has the right to attend and vote at the Annual Meeting in person. A proxy may be revoked prior to the Annual Meeting by delivery to the Corporation prior to the Meeting of a later-dated proxy or by delivery of a written revocation to Alan D. Eskow, Secretary of the Corporation, at the administrative headquarters of the Corporation, 1445 Valley Road, Wayne, New Jersey 07470, if it is received prior to the Meeting. A proxy may be revoked at the Annual Meeting by filing a later-dated proxy or a written notice of such revocation with the Secretary of the Meeting prior to the voting of such proxy.

SOLICITATION OF PROXIES

     This proxy solicitation is being made by the Board of Directors of the Corporation and the cost of the solicitation will be borne by the Corporation. In addition to the use of the mails, proxies may be solicited personally or by telephone or telegraph by officers, directors and employees of the Corporation who will not be specially compensated for such solicitation activities. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to the beneficial owners of shares held of record by such persons and the Corporation will reimburse such persons for their reasonable expenses incurred in that connection.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     The Corporation's by-laws authorize a minimum of 5 and a maximum of 25 directors, but leave the exact number to be fixed by the Board of Directors. The Board has fixed the number of directors at 16.

     It is intended that the proxies solicited by the Board of Directors will be voted for the election of the 16 persons named below (unless the shareholder otherwise directs). If, for any reason, any nominee becomes unavailable for election, the proxies solicited by the Board of Directors will be voted for such substitute nominees as are selected by the Board of Directors unless the Board has reduced its membership prior to the Meeting. The Board has no reason to believe that any of the named nominees is not available or will not serve if elected.

     Each candidate for director has been nominated to serve a one year term until the 1995 Annual Meeting of the Corporation and thereafter until his successor shall have been duly elected and shall have qualified. The following table sets forth the names and ages of the Board's nominees for election, the nominees' position with the Corporation (if any), the principal occupation or employment of each nominee for the past five years and the period during which each nominee has served as a director of the Corporation. The nominee's prior service as a director includes prior service as a director of Valley National Bank (the "Bank").

         NAME, AGE AND POSITION                   PRINCIPAL OCCUPATIONS DURING          DIRECTOR
            WITH CORPORATION                            PAST FIVE YEARS                  SINCE
- ----------------------------------------  --------------------------------------------  --------
Pamela Bronander, 37....................  Executive Vice President, Scandia Packaging     1993
                                          Machinery Co. (designs & builds packaging
                                          machinery)
Joseph Coccia, Jr., 64..................  Coccia Realty, Inc. (real estate brokers);      1986
                                          previously, Coccia Insurance Associates,
                                          Inc. (insurance brokers)
Austin C. Drukker, 60...................  President, Press Publications, Inc.             1973
                                          (newspaper); adjunct professor, Montclair
                                          State College; formerly President-Publisher,
                                          The Herald-News (newspaper)
Thomas P. Infusino, 72..................  Chairman and Chief Executive Officer,           1973
                                          Wakefern Food Corp. (supermarket
                                          distribution centers); also President,
                                          Nutley Park Shoprite (supermarket)
Gerald Korde, 50........................  President, Birch Lumber Company, Inc.           1989
                                          (wholesale and retail lumber distribution
                                          company)
Gerald H. Lipkin, 53
  Chairman and Chief Executive
  Officer...............................  Chairman and Chief Executive Officer of the     1986
                                          Corporation and the Bank
Robert L. Marcalus, 73..................  Chairman and Chief Executive Officer, Marcal    1967
                                          Paper Mills, Inc. (paper products
                                          manufacturer and distributor)

         NAME, AGE AND POSITION                   PRINCIPAL OCCUPATIONS DURING          DIRECTOR
            WITH CORPORATION                            PAST FIVE YEARS                  SINCE
- ----------------------------------------  --------------------------------------------  --------
Robert E. McEntee, 61...................  Management Consultant; formerly, President,     1979
                                          Russ Berrie and Company, Inc. (marketer of
                                          gift items)
Sam P. Pinyuh, 61
  Executive Vice President..............  Executive Vice President of the Corporation     1990
                                          and the Bank; formerly First Senior Vice
                                          President of the Corporation and the Bank
Rubin Rabinowitz, 74....................  Chairman, American Dyestuff Corporation         1981
                                          (distributor and exporter of colorants);
                                          formerly, Chairman, Atlantic Industries,
                                          Inc. (chemical manufacturer and distributor)
Robert Rachesky, 65.....................  Chairman, Fujicolor Photo Services, Inc.        1982
                                          (photo developing and supply company);
                                          formerly President, Union Photo Co. (photo
                                          developing and supply company)
Barnett Rukin, 53.......................  Chairman and Chief Executive Officer, Hudson    1991
                                          Transit Lines, Inc. (operator of Short Line
                                          Bus Company)
Peter Southway, 59
  President and Chief Operating
  Officer...............................  President and Chief Operating Officer of the    1978
                                          Corporation and the Bank
Richard F. Tice, 64.....................  Partner, Tice Farms (farming and real           1982
                                          estate)
Leonard Vorcheimer, 51..................  Principal, L.J.V. Enterprises (investment       1992
                                          concern); formerly Vice President, Kings
                                          Supermarkets, Inc.
Joseph L. Vozza, 64.....................  President, Joseph L. Vozza Administrative       1982
                                          Services, Inc. (insurance consultant/
                                          administrator); formerly President, Joseph
                                          L. Vozza Agency, Inc. (insurance broker);
                                          and President, Public Entity Risk Management
                                          Administration Corp. (administrator of self
                                          insurance pools for public entities)

     Consistent with the Corporation's retirement policy, director Paul M. Densen is not standing for election in 1994. Pamela Bronander was appointed as a director in December 1993.

     Robert L. Marcalus is a director of Delaware Otsego Corp., a publicly traded company. Except for Mr. Marcalus, no other director of the Corporation is also a director of any company registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Investment Company Act of 1940.

     Peter Southway is the father of Peter John Southway. Both are executive officers of the Corporation.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Corporation held 14 meetings during 1993. All the directors of the Corporation also serve as directors of the Bank.

     The Corporation has a standing Audit and Examining Committee. The Committee reviews significant audit and accounting principles, policies and practices, meets with the internal auditors of the Bank, reviews the report of the annual directors' examination of the Corporation conducted by the outside auditors, and reviews examination reports and other reports of federal regulatory agencies. The Committee consists of the following directors: Messrs. Densen (Chairman), Rachesky (Vice Chairman), Drukker, Korde, McEntee, Tice and Vorcheimer. The Committee met 4 times during 1993.

     The Corporation also maintains standing Nominating and Compensation committees. The Compensation Committee sets general compensation levels for all officers and employees of the Corporation and the Bank and sets specific compensation for executive officers. The Committee also administers the Long-Term Incentive Plan and makes awards thereunder. The Committee, which met 5 times in 1993, consists of Messrs. McEntee (Chairman), Marcalus (Vice Chairman), Drukker, Korde and Rachesky.

     The Nominating Committee is responsible for nominating directors to serve on the board of directors of the Corporation and the Bank. The Committee consists of Messrs. Infusino (chairman), Coccia, Densen, Drukker, Korde, Lipkin, Marcalus, Rabinowitz and Rachesky. The Committee met 1 time during 1993.

     During 1993 each director attended at least 75% or more of the meetings of the Board of Directors of the Corporation and of each committee of the Board on which he served.

                         STOCK OWNERSHIP OF MANAGEMENT
                           AND PRINCIPAL SHAREHOLDERS

     The following table sets forth information concerning the beneficial ownership of the Corporation's common stock, without par value, as of January 31, 1994, by each director, by each executive officer of the Corporation for whom individual information is required to be set forth in this Proxy Statement under rules of the Securities and Exchange Commission (the "Named Officers"), and by directors and all executive officers as a group. The Corporation knows of no person or group which beneficially owns 5% or more of the Corporation's common stock.

                                                                   NUMBER OF SHARES         PERCENT
                  NUMBER OF BENEFICIAL OWNER                     BENEFICIALLY OWNED(1)    OF CLASS(2)
- ---------------------------------------------------------------  ---------------------    -----------
Directors and Named Officers:
Pamela Bronander...............................................            2,107(3)           0.01
Joseph Coccia, Jr..............................................          149,839(4)           0.59
Paul M. Densen.................................................          152,224(5)           0.60
Austin C. Drukker..............................................           49,706(6)           0.20
Robert Farrell.................................................            5,998(7)           0.02
Thomas P. Infusino.............................................          122,881(8)           0.49
Gerald Korde...................................................          514,644(9)           2.04
Gerald H. Lipkin...............................................          114,888(10)          0.46
Robert L. Marcalus.............................................          252,575(11)          1.00
Robert E. McEntee..............................................           31,312(12)          0.12
Sam P. Pinyuh..................................................           43,316(13)          0.17
Rubin Rabinowitz...............................................          139,115(14)          0.55
Robert Rachesky................................................          145,695(15)          0.58
Barnett Rukin..................................................            9,417(16)          0.04
Peter Southway.................................................           88,963(17)          0.35
Peter John Southway............................................           10,803(18)          0.04
Richard F. Tice................................................          104,418(19)          0.41
Leonard Vorcheimer.............................................           11,962              0.05
Joseph L. Vozza................................................           24,968              0.10
Directors and Executive Officers as a group (34 persons).......        2,020,009(20)          8.02

NOTES

 (1) Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by a spouse, minor children or by relatives sharing the same home, (ii) by entities owned or controlled by the named person and (iii) by other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record and beneficially by the named person.

 (2) The number of shares of common stock used in calculating the percentage of the class owned includes 24,425,316 shares of common stock outstanding as of January 31, 1994, 698,911 shares purchasable pursuant to warrants which are immediately exercisable, and 75,736 shares purchasable pursuant to options exercisable within 60 days of January 31, 1994.

 (3) This total includes 374 shares held as custodian for children.

 (4) This total includes 148,018 shares held by Mr. Coccia jointly with his wife, 200 shares held by a corporation co-owned by Mr. Coccia and 1,621 shares purchasable pursuant to warrants which are immediately exercisable.

 (5) This total includes 9,848 shares held by Mr. Densen's wife in her name, and 30,000 shares held by trusts and foundations which Mr. Densen controls.

 (6) This total includes 11,314 shares held by a trust for which Mr. Drukker is a trustee and of which he is a beneficiary.

 (7) This total includes 663 shares held in an IRA for Mr. Farrell's wife, 1,219 shares held in an IRA for Mr. Farrell, 1,563 restricted shares and 1,250 shares purchasable pursuant to stock options exercisable within 60 days, but not the 7,250 shares potentially available in the future by exercise of his qualified stock options not exercisable within 60 days of January 31, 1994.

 (8) This total includes 14,090 shares held in the name of Mr. Infusino's wife.

 (9) This total includes 78,843 shares held in the name of Mr. Korde's wife, 15,496 shares held jointly with his wife, 157,229 shares held by his wife as custodian for his children, 76,821 shares held by a trust of which Mr. Korde is a trustee and 48,367 shares held by a profit sharing plan which Mr. Korde controls.

(10) This total includes 27,059 shares held in the name of Mr. Lipkin's wife, 6,042 shares held jointly with his wife, 5,050 shares held jointly with his brother and 4,322 shares held by self-directed IRA plans in which Mr. Lipkin and his wife are beneficiaries. This total also includes Mr. Lipkin's 13,100 restricted shares and 18,862 shares purchasable pursuant to options exercisable within 60 days, but not the 34,763 shares potentially available in the future by exercise of his stock options not exercisable within 60 days of January 31, 1994.

(11) This total includes 46,975 shares held in the name of Mr. Marcalus' wife and 121,875 shares held by a corporation which Mr. Marcalus controls and of which he is a major stockholder. Mr. Marcalus disclaims beneficial ownership of his wife's shares.

(12) This total includes 29,937 shares held jointly with Mr. McEntee's wife and 1,375 shares held by Mr. McEntee in a self-directed Keogh plan.

(13) This total includes 13,267 shares held jointly with Mr. Pinyuh's wife, 3,650 restricted shares and 16,625 shares purchasable pursuant to options exercisable within 60 days, but not the 13,325 shares potentially available in the future by exercise of his stock options not exercisable within 60 days of January 31, 1994.

(14) This total includes 20,952 shares held in the name of Mr. Rabinowitz's wife and 29,600 shares held by a trust of which Mr. Rabinowitz is co-trustee under a will. Mr. Rabinowitz disclaims beneficial ownership of his wife's shares.

(15) This total includes 20,538 shares held by self-directed IRA plans and 125,157 shares held by an annuity trust for which Mr. Rachesky is co-trustee.

(16) This total includes 5,061 shares held by Mr. Rukin's wife as custodian for their children.

(17) This total includes 6,695 shares held in the name of Mr. Southway's wife and 2,131 shares held in self-directed IRA plans. This total also includes Mr. Southway's 9,437 restricted shares and 21,687 shares purchasable pursuant to options exercisable within 60 days, but not the 27,313 shares potentially available in the future by exercise of his stock options not exercisable within 60 days of January 31, 1994.

(18) This total includes 308 shares held by Mr. Southway as custodian for his child, 2,012 restricted shares and 5,750 shares purchasable pursuant to stock options exercisable within 60 days, but not the 8,000 shares potentially available in the future by exercise of his stock options exercisable within 60 days of January 31, 1994.

(19) This total includes 29,193 shares held jointly with Mr. Tice's wife, 20,000 shares owned by a partnership of which Mr. Tice is a general partner, and 2,000 shares potentially available through the exercise of warrants.

(20) This total includes 45,178 shares owned by 15 executive officers who are not directors or Named Officers, which total includes 11,562 shares purchasable pursuant to options exercisable within 60 days. The total does not include 252,972 shares held by the Bank's trust department over which the Bank may have the right to exercise voting or investment discretion. Since some directors serve on the Bank's trust committee or as trustees of its pension plan, it may be argued that such directors have beneficial ownership of such shares. However, the directors disclaim beneficial ownership of such shares.

                             EXECUTIVE COMPENSATION

GENERAL

     Executive compensation is described below in the tabular format mandated by the Securities and Exchange Commission (the "SEC"). The letters in parentheses under each column heading are the letters designated by the SEC for such columns, and are provided to make inter-company comparisons easier. The absence of any column designated by the SEC means that no compensation was paid or earned which would be required to be described in such column.

SUMMARY COMPENSATION TABLE

     The following table summarizes all compensation earned in the past three years for services performed in all capacities for the Corporation and its subsidiaries with respect to the Named Officers.

                           SUMMARY COMPENSATION TABLE

                                                           LONG TERM COMPENSATION
                                                    ------------------------------------
                                                                   AWARDS
                                                    ------------------------------------
                             ANNUAL COMPENSATION
         (a)                 --------------------         (f)                (g)
      NAME AND                                        RESTRICTED          SECURITIES              (i)
      PRINCIPAL        (b)      (c)        (d)           STOCK            UNDERLYING           ALL OTHER
      POSITION        YEAR   SALARY($)   BONUS($)   AWARD(S)(1)($)    OPTIONS/SARS(2)(#)   COMPENSATION(3)($)
- --------------------- -----  ---------   --------   ---------------   ------------------   ------------------
Gerald H. Lipkin,      1993   390,000    325,000        143,093             19,687                7,075
CEO of the             1992   370,440    250,000         90,000             18,750               10,950
Corporation            1991   326,731    100,000              0                  0                2,092
Peter Southway,        1993   350,000    250,000        105,437             13,750                7,075
President of the       1992   330,440    170,000         60,000             18,750                8,705
Corporation            1991   301,154    100,000              0                  0                2,092
Sam P. Pinyuh,         1993   190,000     65,000         30,125              6,250                5,340
Executive Vice         1992   180,396     46,000         30,000              9,375                6,970
President of the       1991   165,039     18,000              0                  0                2,092
Corporation
Peter John Southway,   1993   125,000     35,000         12,750              3,000                3,750
First Senior Vice      1992   110,242     30,000         14,250              2,500                4,318
President of the Bank  1991    96,308     13,000         12,623              3,750                  900
Robert Farrell, First  1993   125,000     25,000         12,750              3,000                3,750
Senior Vice President  1992   110,242     30,000         14,250              2,500                3,317
of the Bank            1991    95,764     13,000         12,623              3,750                    0

NOTES:

(1) All restricted stock awards lapse at the rate of 20% per year commencing with the first anniversary from the date of grant. Upon a "change in control" as defined in the plan, all restrictions on shares of restricted stock will lapse. Dividends are credited on restricted stock at the same time and in the same amount as dividends paid to all other common shareholders. Credited dividends are accumulated and are subject to the same restrictions as the underlying restricted stock. For Mr. Lipkin, this represents awards of 5,938 shares in 1993 and 5,625 shares in 1992. As of December 31, 1993, Mr. Lipkin held an aggregate of 13,100 shares of restricted stock with a value of $309,488. For Mr. Peter Southway, this represents awards of 4,375 shares in 1993 and 3,750 shares in 1992. As of December 31, 1993, Mr. Peter Southway held an aggregate of 9,437 shares of restricted stock with a value of $222,949. For Mr. Pinyuh, this represents awards of 1,250 shares in 1993 and 1,875 shares in 1992. As of December 31, 1993, Mr. Pinyuh held an aggregate of 3,650 shares of restricted stock with a value of $86,231. For Mr. Peter John Southway, this represents awards of 500 shares in 1993, 625 shares in 1992 and 938 shares in 1991. As of December 31, 1993, Mr. Peter John Southway held an aggregate of 2,012 shares of restricted stock with a value of $47,534. For Mr. Farrell, this represents awards of 500 shares in 1993, 625 shares in 1992 and 938 shares in 1991. As of December 31, 1993, Mr. Farrell held an aggregate of 1,563 shares of restricted stock with a value of $36,926. All values in this footnote are calculated using the stock price on December 31, 1993.

(2) While the Plan permits the awarding of stock appreciation rights ("SARs"), no SARs have been granted since 1989. The amounts listed represent options granted to the Named Officers in the form of qualified incentive stock options or nonqualified stock options (but in either event granted at the fair market value on the date of grant). Options become exercisable at the rate of 20% per year beginning with the first anniversary from the date of grant. Upon a "change in control" as defined in the plan, all options become immediately and fully exercisable for a period of 60 days.

(3) All amounts shown in this column reflect employer contributions to a profit sharing plan and 401(k) plan on behalf of the Named Officer. The profit sharing plan was converted to a 401(k) plan in 1992.

OPTION GRANTS IN 1993

     The following table shows the options granted to Named Officers in 1993, and their potential value at the end of the option term, assuming certain levels of appreciation of the Corporation's common stock. While the Plan permits the Corporation to award stock appreciation rights ("SARs") and the SEC-mandated column headings refer to SARs, the Corporation has not awarded any SARs since 1989.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                              POTENTIAL
                                                                                          REALIZABLE VALUE
                                                                                          AT ASSUMED ANNUAL
                                   INDIVIDUAL GRANTS                                       RATES OF STOCK
- ---------------------------------------------------------------------------------------         PRICE
                                     (b)              (c)                                 APPRECIATION FOR
                                  NUMBER OF        PERCENT OF       (d)                    OPTION TERM(1)
                                 SECURITIES      TOTAL OPTIONS/   EXERCISE                -----------------
                                 UNDERLYING       SARS GRANTED    OR BASE       (e)
             (a)                OPTIONS/SARS      TO EMPLOYEES     PRICE     EXPIRATION     (f)       (g)
             NAME                GRANTED (#)     IN FISCAL YEAR    (#/SH)       DATE      5% ($)    10% ($)
- ------------------------------  -------------    --------------   --------   ----------   -------   -------
Gerald H. Lipkin..............      19,687            17.8%         24.10     3/16/2003   298,383   756,162
Peter Southway................      13,750            12.4%         24.10     3/16/2003   208,400   528,126
Sam P. Pinyuh.................       6,250             5.6%         24.10     3/16/2003    94,727   240,057
Peter John Southway...........       3,000             2.7%         25.50    10/29/2003    48,110   121,921
Robert Farrell................       3,000             2.7%         25.50    10/29/2003    48,110   121,921

NOTE:

(1) The dollar amounts under these columns are the result of calculations at the 5% and the 10% rates set by the SEC and therefore are not intended to forecast possible future appreciation, if any, of the Corporation's stock price. Based upon 24,416,549 common shares outstanding as of December 31, 1993, all shareholders as a group would receive future appreciation of $362,772,187 with 5% growth, and $919,335,947 with 10% growth, over a
     10-year period. With 110,887 stock options granted to all employee optionees (including but not limited to the Named Officers) in 1993, employees as a group would receive $1,647,519 and $4,175,136 of the stock appreciation (assuming 5% and 10% growth, respectively, over a 10-year period), or 0.45% of what all shareholders as a group would receive.

AGGREGATED OPTION EXERCISES IN 1993 AND YEAR-END OPTION VALUES

     The following table shows the options exercised by Named Officers in 1993, the number of options remaining unexercised at year-end, and the value of unexercised in-the-money options at year end.

                       AGGREGATED OPTION/SAR EXERCISES IN
                 LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                                           NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                           UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS/
                                                           OPTIONS/SARS AT FY-END(#)       SARS AT FY-END($)
                         SHARES ACQUIRED      VALUE
          NAME            ON EXERCISE(#)    REALIZED($)   EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
- ------------------------  ---------------   ----------- ----------------------------   -------------------------
          (a)                    (b)             (c)                 (d)                          (e)
Gerald H. Lipkin........       15,018         177,235              7,462/46,163                65,805/272,868
Peter Southway..........       12,031         141,827             10,125/38,875                92,502/244,214
Sam P. Pinyuh...........        1,350          23,287             10,800/19,150               103,769/126,442
Peter John Southway.....       0                0                   7,775/9,350                 82,984/51,587
Robert Farrell..........       0                0                   1,250/7,250                  8,028/24,498

PENSION PLANS

     BANK PENSION PLAN. The Bank maintains a non-contributory, defined benefit pension plan (the "Pension Plan") for all eligible employees. The annual retirement benefit under the Pension Plan is (i) 0.85 of 1% of the employee's average final compensation up to the employee's average social security wage base plus (ii) 1.15% of the employee's average final compensation in excess of the employee's average social security wage base, (iii) multiplied by the years of credited service (to a maximum of 35 years). Employees who were participants in the Pension Plan on December 31, 1988, are entitled to the higher of the foregoing or their accrued benefit as of December 31, 1988 under the terms of the plan then in effect. An employee's "average final compensation" is the employee's highest 5 year average of the employee's annual salary (excluding bonuses, overtime pay and other special pay), i.e., the amount listed as "Salary" in the Summary Compensation Table, subject to an annual compensation limit of $235,840 received during the last 10 years of employment. Due to a recent change in the tax laws, the annual compensation limit for the Pension Plan will be reduced to $150,000 for the plan year starting in 1994.

     The following table shows the estimated annual retirement benefits from the pension plan, assuming retirement at age 65 and a straight life annuity benefit, for the compensation levels and years of credited service shown. Amounts shown reflect the $235,840 limit on compensation and the $115,641 maximum benefit payable and represent the benefits that could be paid from the qualified trust during 1993. These limits are subject to annual cost of living increases but a recent amendment to the tax law reduced the limit on compensation to $150,000 per year for plan years beginning after 1993. An employee may receive benefits greater than those shown in the table below if (a) his accrued benefit as of December 31, 1988 under the terms of the pre-1989 Plan is higher or (b) he is a participant in the Benefit Equalization Plan described below.

                               PENSION PLAN TABLE

                                    YEARS OF SERVICE
                 -------------------------------------------------------
REMUNERATION       15          20          25          30          35
- -------------    -------     -------     -------     -------     -------
 50,000          $ 7,603     $10,137     $12,672     $15,206     $17,740
100,000          $16,228     $21,637     $27,047     $32,456     $37,865
150,000          $24,853     $33,137     $41,422     $49,706     $57,990
200,000          $33,478     $44,637     $55,797     $66,956     $78,115
250,000          $36,794     $49,059     $61,324     $73,588     $85,852
300,000          $36,794     $49,059     $61,324     $73,588     $85,852
400,000          $36,794     $49,059     $61,324     $73,588     $85,852
450,000          $36,794     $49,059     $61,324     $73,588     $85,852
500,000          $36,794     $49,059     $61,324     $73,588     $85,852

     BENEFIT EQUALIZATION PLAN. Effective January 1, 1989, the Bank adopted a Benefit Equalization Plan which provides retirement benefits in excess of the amounts payable from the Pension Plan for certain highly compensated officers. The benefits are calculated under the Pension Plan formula but without regard to the compensation caps and other related limits imposed on the Pension Plan. In general, officers of the Company who are members of the Pension Plan and who receive annual compensation in excess of $145,000 are eligible to participate in the Benefit Equalization Plan. The Compensation Committee of the Board of Directors has the authority to determine, in its discretion, which eligible officers will participate in the Benefit Equalization Plan. Effective January 1, 1989, Gerald Lipkin, Peter Southway and Sam Pinyuh became participants in the Benefit Equalization Plan. No other officers presently participate.

     The following table shows the estimated annual retirement benefits from the Benefit Equalization Plan and qualified Pension Plans combined, assuming retirement at age 65 in 1993 and a straight life annuity benefit, for the compensation levels and years of credited service shown. The chart is calculated using the average social security wage base and social security benefits in effect during 1993.

                                  YEARS OF CREDITED SERVICE
                 -----------------------------------------------------------
REMUNERATION       15           20           25           30           35
- -------------    -------     --------     --------     --------     --------
$150,000         $26,499     $ 35,332     $ 44,165     $ 52,997     $ 61,830
$200,000         $35,874     $ 47,832     $ 59,790     $ 71,747     $ 83,705
$250,000         $45,249     $ 60,332     $ 75,415     $ 90,497     $105,580
$300,000         $54,624     $ 72,832     $ 91,040     $109,247     $127,455
$350,000         $63,999     $ 85,332     $106,665     $127,997     $149,330
$400,000         $73,374     $ 97,832     $122,290     $146,747     $171,205
$450,000         $82,749     $110,332     $137,915     $165,497     $193,080
$500,000         $92,124     $122,832     $153,540     $184,247     $214,955

     Gerald Lipkin, Peter Southway, Sam Pinyuh, Robert Farrell and Peter John Southway have approximately 17, 35, 25, 3 and 15 years of credited service, respectively, under the Pension Plan as of January 1, 1994, and, at age 65, would have 29.1, 40.3, 28.4, 20.5 and 46.1 years of credited service, respectively. (However, the maximum currently is 35 years of credited service.) In 1993 the following persons received the compensation shown below for purposes of determining their retirement benefits under the Pension Plan: Gerald Lipkin $390,000; Peter Southway $350,000; Sam Pinyuh $190,000; Peter John Southway $125,000;

and Robert Farrell $125,000. Except as contained in the description of the plan formulas above, the benefits listed in the tables are not subject to any deduction for social security or other offset amounts.

EMPLOYMENT CONTRACTS AND TERMINATION OF
EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

     On June 6, 1986, the Bank and the Corporation entered into agreements ("Change in Control Agreements") with Gerald Lipkin and Sam Pinyuh. On December 10, 1991, the Bank and Corporation entered into an identical Change in Control Agreement with Peter Southway and amended the Change in Control Agreements with Messrs. Lipkin and Pinyuh to extend their expiration dates. The Change in Control Agreements provide that the covered employees will be continued in their employment by the Corporation for a three year period following any change of control (as defined below), or until they die or reach normal retirement age. During such period, the employee is to receive a base salary, bonus and fringe benefits at least equal to those received prior to the change in control, with base salary adjusted for inflation as measured by a metropolitan area Consumer Price Index. After a change in control, the Corporation may terminate any covered employee without further compensation only for cause or permanent disability. If the employee is terminated without cause, or if he resigns for good reason (defined as an adverse change in such employee's duties or compensation), the Corporation must pay him the agreed upon compensation through the end of the three-year period following the change of control. A change of control will be considered to have taken place if 2/3 or more of the Corporation's voting securities change hands due to a merger, consolidation or sale of the Corporation or its shares or assets, or if as the result of a tender offer, merger, consolidation, sale of assets, plan of acquisition, plan of exchange, business combination or contested election, the persons who were directors of the Corporation immediately before such transaction cease to constitute a majority of the Board of Directors of the Corporation or any successor to it. The Change in Control Agreements will expire on June 5, 1996, provided that no change in control has occurred by that date.

     On December 10, 1991, the Bank and the Corporation entered into severance agreements (the "Severance Agreements") with Gerald Lipkin, Peter Southway and Sam Pinyuh. The Severance Agreements provide that in the event the executive is terminated without cause, he will be entitled to a lump sum payment equal to twelve (12) months of his annual salary at the time of termination, plus a prorated amount of the bonus paid to him in the previous year, based upon the number of months of the current year during which he served before being terminated. However, if the termination of employment is due to the executive's death or disability, no severance payments will be made to Messrs. Southway or Pinyuh beyond the standard payments under the Corporation's disability and life insurance policies, as well as the pension plan. However, because Mr. Lipkin was younger than the other two executives, his Severance Agreement provides additional payments for death or disability to ensure that he or his wife receives at least $50,000 a year less any pension benefits payable to Mr. Lipkin or his wife from the Bank's pension plan.

     The Corporation's Long Term Stock Incentive Plan (the "Plan") provides that upon a "change in control" (as defined in the Plan) all restrictions on shares of restricted stock granted under the Plan will lapse and all outstanding options under the Plan will, for a period of 60 days, become immediately and fully exercisable. With respect to all options which have been outstanding for at least six months, the optionee may, during the 60-day period following the change in control, surrender any option (or portion thereof) for a cash payment in respect of each share covered by the option or portion thereof surrendered equal to the excess over the option price of (i) in the case of an incentive stock option, the fair market value of the common stock on the date of surrender or (ii) in the case of a nonqualified option, the highest price at which the common stock traded during the 60-day period preceding the date of the Change in Control.

     Except as indicated above, neither the Corporation nor the Bank has any employment contracts with any of the Named Officers.

DIRECTOR COMPENSATION ARRANGEMENTS

     The Corporation pays its directors a $5,000 annual retainer, plus fees of $250 per board meeting attended, $1,000 for each audit committee meeting, $750 for each executive committee meeting and $500 for each other committee meeting attended. Bank directors fees consist of: an annual retainer of $5,000, plus $500 for each meeting of the Board attended, $750 for each executive committee meeting attended and $500 for each other committee meeting attended. Directors of the Corporation and the Bank who are salaried officers do not receive directors fees or retainers. The Chairmen of the Compensation Committee and the Audit Committee, currently Messrs. McEntee and Densen, respectively, each receive an additional retainer of $5,000 per year. Messrs. Marcalus and Rachesky, as Vice Chairmen of the Compensation and Audit Committees, respectively, each receive an additional retainer of $2,500 per year.

     In November 1992, the Corporation instituted a retirement plan for eligible non-employee directors of the Corporation and/or the Bank with a minimum of 10 years of service. The plan provides for benefits which commence after the non-employee director has retired from the Board and reached the age of 65. The benefits terminate in 10 years or earlier upon death of the non-employee director. The annual benefit is a percentage of the annual Bank and Corporation retainer paid to the director at the time of retirement, as follows: 10-14 years of service (50%); 15-19 years of service (75%); 20 or more years of service (100%).

                         COMPENSATION COMMITTEE REPORT

     The following report was prepared by the Compensation Committee of the Corporation.

COMPENSATION STRATEGY

     The Compensation Committee of the Board of Directors (the "Committee"), consisting entirely of independent outside directors, is responsible for establishing and overseeing policies governing annual and long-term compensation programs for officers named in the compensation tables shown above and other executive officers of the Corporation.

     The Committee evaluates salaries, annual performance goals, awards under annual incentive plans and administers the Long-Term Stock Incentive Plan. The actions of the Committee are presented to the Board of Directors for ratification. When the Committee's actions relate to officers who also are directors, the Board of Directors (exclusive of the officers-directors) reviews the recommendations of the Committee and approves final compensation arrangements.

     The objective of the Corporation's executive compensation program is to align compensation with business strategy, organization values and management philosophy, and the continued enhancement of shareholder value through stock price growth and dividends.

     A total compensation approach to determining appropriate compensation levels for executive officers has been adopted by the Committee. Under this approach, target total compensation levels (covering annual base salary, annual and long-term incentive award opportunities) are established at the beginning of each year taking into consideration total compensation opportunities for a group of high performing banking organizations and the Corporation's performance relative to this group.

     The organizations used for the purpose of developing compensation targets are based on labor market competition as well as business competition. These organizations may differ from the banking organizations included in the industry group used in the Performance Graph of stock growth and dividend reinvestments shown below.

     In evaluating data on the high performing banks and determining the total compensation arrangements for individual executives, the Committee employs an independent consulting organization.

     Under the total compensation approach, an increasing amount of the executive total compensation mix is based on pay-for-performance targets. As a result, when performance objectives are exceeded, executives have an opportunity to realize compensation above their target total compensation levels when performance objectives are not met, incentive and total compensation paid is lower than target.

     Specific compensation program components are discussed below.

BASE SALARY

     Base salary levels are determined each year considering factors that include the level of knowledge and experience each executive brings to the job and the labor market levels of compensation paid to executives of comparably performing banking organizations. Labor market values are established through an independent analysis of published compensation surveys of similar size organizations in the banking industry and a review of public information on executive compensation in the comparable banking organizations.

     In 1993, Mr. Lipkin was granted a 5.2% salary increase, bringing his base salary level to $390,000. This salary recognizes Mr. Lipkin's contribution to the Corporation's success, the level of knowledge and experience he brings to the job of Chairman and Chief Executive Officer, and the labor market levels of compensation paid to Chief Executive Officers of comparably performing banking organizations.

     Salary increases for the other named executive officers ranged from 5.3% to 13.3% of their base salary and reflected their contributions and experience as well as movement of salaries to competitive labor market levels.

ANNUAL INCENTIVE PLAN

     Consistent with the goals of continued financial strength and shareholder value creation, for 1993, annual incentive awards were based on a combination of achieving or exceeding corporate targeted percentage growth in net income and return on average equity, business unit results, and individual performance of participating officers.

     Awards for corporate performance under the plan can vary from no award to 60% greater than target (160% times target) depending upon performance achievement. Business unit performance and individual performance are applied to the corporate performance results to adjust individual incentive awards up or down by a factor of plus or minus 20%. The application of the 20% performance factor is a subjective judgment by the Committee. No executive can receive an annual incentive award greater than 92% of their salary on the date the award is granted (120% times 160% equals 192%).

     As a result of 1993 performance far exceeding approved goals, Mr. Lipkin's contribution to these results and his individual achievement in developing Valley's management team, improving the Bank's financial strength and expanding market share, his annual incentive award was 83% of his base salary.

     For the other named executive officers, the 1993 annual incentive awards averaged 38.4% of their 1993 salaries. Awards ranged from 20% to 71% of individual other named executive salaries, reflecting differences in business unit results and organization level.

LONG-TERM INCENTIVE PLAN

     Long-term incentive awards may be granted in the form of stock options (qualified incentive stock options or non-qualified stock options), stock appreciation rights and/or restricted stock to closely align executive long-term compensation opportunity with the realization of stock price growth and dividends for shareholders.

     As part of the total compensation program, in 1993 Mr. Lipkin was awarded a qualified incentive stock option for 19,687.5 shares and a restricted stock award of 5,937.5 shares of the Corporation's common stock at $24.10 per share, the market value (adjusted for a subsequent stock split) on the date of both awards. The stock options become exercisable and the restricted stock can be earned at the rate of 20% per year starting with the first anniversary from the date of grant. Mr. Lipkin's opportunity to receive value from these awards is contingent on the growth of the Corporation's stock price and the payment of dividends over the vesting period of the awards.

     During 1993, other executive officers named in the compensation tables received qualified incentive stock option grants totalling 26,000 shares at an average grant price of $24.42 per share, and restricted stock awards totaled 6,525 shares at an average price at grant of $24.31 per share. All of these shares were granted at the market value on the date of grant (adjusted for a subsequent stock split). All of the factors relating to exercise of options and earn-out of restricted stock noted above for Mr. Lipkin apply to these stock awards.

DEDUCTIBILITY OF COMPENSATION

     As part of the 1993 Omnibus Budget Reconciliation Act ("OBRA '93") -- under
Section 162(m) of the Internal Revenue Code -- effective for taxable years beginning on or after January 1, 1994, companies are subject to limits on the deductibility of executive compensation. OBRA '93 limits deductible compensation for the active named executive officers to $1 million per year. Certain forms of compensation are exempt from this deductibility limit, primarily performance-based compensation which is approved by shareholders.

     While the Corporation's annual incentive plan described above consists of performance-based awards, shareholders have not been asked to approve the stated performance goals. Thus, the 1993 annual incentive awards do not meet the requirements for exemption from the deductibility limit.

     The Corporation's stock option awards meet the exemption requirements for performance-based compensation and shareholder approval, including the limit on the number of shares that can be awarded to an individual executive in a plan year. The Corporation's 1993 restricted stock awards do not meet the requirements for performance-based awards. Awards of stock options and restricted stock made on or prior to February 17, 1993 by the Corporation are under written agreements with executives and are grandfathered as meeting the exemption requirements under IRS transition rules, as long as these awards are not modified.

     Based on its 1993 salaries, annual incentive awards and the grant price of its restricted stock awards, the Corporation does not expect any of its active Named Officers to exceed the $1 million deductibility threshold during the 1994 taxable year.

     Detailed information related to the compensation of the five executive officers is shown in the compensation tables above.

                        Compensation Committee Members:

                          Robert E. McEntee (Chairman)
                       Robert L. Marcalus (Vice Chairman)
                               Austin C. Drukker
                                  Gerald Korde
                                Robert Rachesky

                               PERFORMANCE GRAPH

     The following graph compares the cumulative total return on a hypothetical $100 investment made on January 1, 1989 in: (a) the Corporation's common stock;
(b) the Standard and Poor's ("S&P") 500 Stock Index; and (c) Keefe, Bruyette & Woods (KBW) Eastern Region Index of banking organizations. The graph is calculated assuming that all dividends are reinvested during the relevant periods. The graph shows how a $100 investment would increase or decrease in value over time, based on dividends (stock or cash) and increases or decreases in the market price of the stock and each of the indexes.

         INDEX OF TOTAL RETURNS: VALLEY NATIONAL, S&P 500, KBW EASTERN
                      JANUARY 1, 1989 -- DECEMBER 31, 1993

                                    VALLEY
      MEASUREMENT PERIOD           NATIONAL        KBW EASTERN     S&P 500
    (FISCAL YEAR COVERED)          BANCORP           REGION         INDEX
         1/89                      100.00          100.00          100.00
        12/89                      100.66          102.02          131.69
        12/90                       78.05           62.88          127.58
        12/91                      115.52          110.57          166.47
        12/92                      204.20          157.70          179.14
        12/93                      219.61          159.25          197.19

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     All five members of the Compensation Committee have engaged in loan transactions with the Bank. All such loans were made in the ordinary course of business of the Bank. No other relationships required to be reported under the rules promulgated by the SEC exist with respect to members of the Corporation's Compensation Committee.

                      CERTAIN TRANSACTIONS WITH MANAGEMENT

     The Bank has made and, assuming continued compliance with generally applicable credit standards, expects to continue to make loans to its directors and executive officers and their associates. All of such loans (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features.

RECOMMENDATION AND VOTE REQUIRED ON PROPOSAL 1

     Directors will be elected by a plurality of the votes cast at the Annual Meeting, whether in person or by proxy. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINATED SLATE OF DIRECTORS INCLUDED IN PROPOSAL 1.

             PROPOSAL 2 -- APPROVAL OF AMENDMENTS TO THE LONG-TERM
              STOCK INCENTIVE PLAN

     At the meeting, there will be presented to the shareholders a proposal to approve the adoption by the Board of Directors of certain amendments to the Valley National Bancorp Long-Term Stock Incentive Plan (the "Plan"). The Plan was initially approved by the Board of Directors on January 10, 1989, and by the Corporation's shareholders at the Annual Meeting held on March 28, 1989. On March 16, 1993, the Board of Directors approved the first amendment to the Plan ("Amendment 1"). Pursuant to Amendment 1, when an employee retires after meeting certain thresholds with respect to age, service to the Corporation and prior notice to the Corporation of his or her planned retirement, all options and stock appreciation rights ("SARs") held by the employee automatically become fully vested and exercisable and remain so for 90 days, and all restrictions lapse on shares of restricted stock held by the employee. In addition, Amendment 1 mandates that upon the death or Disability (as defined in the Plan) of an employee, all options and SARs held by the employee automatically become fully vested and exercisable and remain so for one year, and all restrictions lapse on shares of restricted stock held by the employee. The Committee administering the Plan always had the ability to achieve the same results, either by including such provisions in the documents awarding the options, SARs or restricted stock, or by exercising its discretion at the time of the employee's death, disability or retirement. Amendment 1 thus made mandatory what had always been permissible. The Committee and the Board approved Amendment 1 because it believed that it was fair and appropriate to accelerate vesting to award recipients in the event of recipients' death, disability and retirement under certain conditions. Amendment 1 was not presented to the Corporation's shareholders for prior approval because the changes it made were not material to the Plan and shareholder approval for such changes was not required under the Plan.

     On January 18, 1994, the Board of Directors approved a second amendment to the Plan ("Amendment 2") in order to increase from 952,438 to 1,577,438 the number of shares of the Corporation's common stock ("Shares") available for awards under the Plan. Amendment 2 allocates the additional 625,000 Shares so authorized for use as follows: 500,000 Shares for use in connection with options and SARs and 125,000 Shares for use in connection with restricted stock awards. (The number of Shares available prior to adoption of Amendment 2, 952,438 Shares, represents the 507,967 Shares originally approved by the Corporation's shareholders in connection with the Plan, adjusted upward to reflect stock splits since the date of original adoption of the Plan.) The Corporation has granted awards for 581,960 Shares during the first five years of the Plan, and thus the additional 625,000 Shares leave 995,478 Shares able to be awarded. Amendment 2 also limits to 200,000 the total number of Shares which can be awarded pursuant to options, SARs or restricted stock awards to any one employee under the Plan. The cap of 200,000 per person includes awards granted since the inception of the Plan. Unlike Amendment 1, Amendment 2 must be approved by the Corporation's shareholders in order to become effective.

     With respect to Amendment 2, the Board of Directors approved the increased number of shares for awards because the Board projected, based upon past practice, that awards under the Plan would be exhausted well before the expiration of the Plan. In considering the number of shares to add to the Plan, the Committee and later the Board considered several issues, including the benefits derived by the Corporation in motivating performance and the issue of the possible dilutive effect of such awards on earnings per share. With respect to the limitation of 200,000 shares for any one officer or employee, the Board examined the past awards to existing officers and considered appropriate limitations for future awards. While the Board had not previously adopted an individual limitation, provisions contained in the Omnibus Budget and Reconciliation Act of 1993 ("OBRA '93") enacted by Congress last year amended the Internal Revenue Code of 1986 to add Section 162(m) which requires such individual limitations to insure that the compensation element of stock options and SARs is fully deductible to the Corporation for its five highest paid officers in all circumstances. Specifically, under the new law, if an officer's compensation (including the compensation derived from exercising stock options and SAR awards) exceeded $1,000,000 in any one year, such compensation may not be deductible unless, among other things, the individual limitation is included in the Plan and approved by the Corporation's shareholders. As of February 15, 1994, the officers named in the compensation table had received aggregate awards under the Plan for the number of shares shown (such numbers have been adjusted for stock splits): Gerald H. Lipkin: 98,468 Shares; Peter Southway: 87,030 Shares; Sam P. Pinyuh: 42,750 Shares; Peter John Southway: 21,812 Shares; and Robert Farrell: 11,312 Shares.

     The Corporation is now submitting both Amendment 1 and Amendment 2 (collectively, the "Amendments"), for shareholder ratification in the case of Amendment 1 and for shareholder approval in the case of Amendment 2. The Plan, as previously amended by Amendment 1 and as proposed to be amended by Amendment 2, with Amendment additions underlined and deletions crossed out, is set forth as Exhibit A to this Proxy Statement. The following sections present a summary of the material terms of the Plan and the Amendments. The following description of the Plan and the Amendments is qualified in its entirety by reference to Exhibit A.

                   DESCRIPTION OF THE PLAN AND THE AMENDMENTS

GENERAL

     The Plan authorizes a committee appointed by the Board of Directors (the "Committee"), to grant several types of stock oriented incentives to officers and key employees of the Corporation and its subsidiaries selected by the Committee. These include:

     Incentive Stock Options. Stock options that qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and have an exercise price of at least 100% of the fair market value of the shares of Common Stock to which they relate on the date of grant. (These options are referred to as Incentive Stock Options or Qualified Stock Options.)

     Non-Qualified Stock Options. Stock options that do not qualify as incentive stock options under Section 422 of the Code and that have an exercise price of not less than 80% of the fair market value of shares of Common Stock on the date of grant.

     Stock Appreciation Rights ("SARs"). The right to receive the increase in value of a share of Common Stock from the date of grant to the date of exercise, payable in stock or in cash at the discretion of the Committee.

     Restricted Stock. The immediate award for no payment (or a specified payment) of shares of Common Stock which are subject to total forfeiture under certain conditions specified in the award, such as if the officer or employee leaves the employment of the Corporation prior to the end of the vesting period.

     The Plan authorizes awards for ten (10) years from the date of the original adoption of the Plan by the Board of Directors, which is until January 9, 1999. The Plan is currently administered by the Compensation Committee (the "Committee") whose members qualify as "disinterested persons" for specified Federal tax and securities law purposes.

     The Committee has full power to select, from among the officers and other key employees of the Corporation and its subsidiaries, the individuals to whom awards will be granted, to make any combination of awards to any participants and to determine the specific terms of each award, including any payment to be required from the recipient thereof, subject to the provisions of the Plan.

     None of the foregoing general provisions would be altered by the Amendments.

     Stock Subject to Plan. Upon approval of Amendment 2, the maximum number of shares of Common Stock that may be issued or transferred pursuant to all options and awards under the Plan will be 1,577,438, of which not more than 200,000 shares may be issued or transferred pursuant to options and/or awards to any one eligible employee. Subject to the foregoing aggregate limitations, the maximum number of shares that may be issued or transferred pursuant (i) to options or awards for Incentive Stock Options, Non-Qualified Stock Options and Stock Appreciation Rights will be 1,357,195 and (ii) to awards of Restricted Stock will be 220,243. The number of shares referred to above includes shares awarded pursuant to all options and awards issued or transferred under the Plan prior to January 18, 1994 (the date the Board of Directors approved Amendment 2) and takes into account all stock splits (and required adjustments therefor) prior to January 18,

1994. Upon a stock split or other Change in Capitalization (as defined in the Plan) after January 18, 1994, the shares will be adjusted to the number and kind of shares of stock or other securities existing after such Change in Capitalization.

     Under the Plan before and after Amendment 2, the maximum number of shares that may be issued or transferred is as follows:

          (i) Pursuant to all options and awards under the Plan: 952,438 Shares without Amendment 2; 1,577,438 Shares after Amendment 2.

          (ii) Pursuant to Incentive Stock Options, Nonqualified Stock Options and Stock Appreciation Rights: 857,196 Shares without Amendment 2; 1,357,195 Shares after Amendment 2.

          (iii) Pursuant to Restricted Stock Awards: 95,242 Shares without Amendment 2; 220,243 Shares after Amendment 2.

     These numbers are adjusted to reflect stock splits prior to January 18, 1994.

STOCK OPTIONS.

     The exercise price for each share of Common Stock covered by an option is determined by the Committee, but must be at least 100% of the fair market value of such share on the date of grant in the case of incentive stock options, and must be at least 80% of the fair market value of such share on the date of grant in the case of nonqualified stock options.

     The maximum term for all options granted under the Plan is ten years for incentive stock options and ten years and one day for nonqualified stock options. Moreover, no options may be granted under the Plan more than ten years after the date of its original adoption by the Board of Directors on January 10, 1989. All options are nontransferable other than by will or the laws of descent and distribution and during an optionee's lifetime may be exercised only by the optionee. Options will be exercisable at such time and in such installments as the Committee may provide at the time the option is granted. The purchase price for shares of Common Stock acquired pursuant to the exercise of an option must be paid in cash, by check, or, in the discretion of the Committee, in shares of Common Stock valued at their fair market value at the time of exercise.

     Under the Plan as originally approved, unless the Committee included different provisions in the documents awarding the options, or exercised its discretion at the time of the employee's death, disability or retirement, options would generally terminate (i) one year after an optionee's termination of employment due to death or disability, (ii) 90 days following an optionee's termination of employment if his termination of employment is by the Company other than for cause, or (iii) on the date of the optionee's termination of employment for any other reason. There was no requirement that the Committee accelerate the exercisability of options upon death, disability or retirement, and no requirement that the Committee permit exercise of options for any period of time following retirement. Pursuant to Amendment 1, all options become immediately exercisable upon the employee's death, disability or Retirement. Amendment 1 defines "Retirement" to mean the retirement from active employment by the Corporation of an employee or officer but only if such person: (i) has a minimum combined total of years of service and age equal to 80, (ii) is age 62 or older, and (iii) provides six months prior written notice to the Corporation of the retirement. In addition, pursuant to Amendment 1, all options remain exercisable for 90 days following Retirement. No other changes were made with respect to the stock options under the Amendments.

     Upon a Change in Control (as defined in the Plan) all outstanding options under the Plan will, for a period of 60 days following the Change in Control, become immediately and fully exercisable and with respect to all options which have been outstanding for at least six months, the optionee may, during the sixty-day period following the Change in Control, surrender any option (or portion thereof) for a cash payment in respect of each share covered by the option or a portion thereof surrendered equal to the excess over the option price of (i) in the case of an incentive stock option, the fair market value of the Common Stock on the date of surrender or (ii) in the case of a nonqualified option, the highest price at which the Common Stock traded during the 60-day period preceding the date of the Change in Control or the price per share paid in connection with the transaction constituting or resulting in the Change in Control (the "Adjusted Fair Market Value").

STOCK APPRECIATION RIGHTS.

     Stock appreciation rights may be granted under the Plan, either alone or in conjunction with the grant of an option granted under the Plan (and if related to an option, either at the time of grant of the option or at any time thereafter during the term of the option). A stock appreciation right, if related to an option, would permit the optionee to surrender the option or any portion thereof for cancellation and to receive cash or shares of Common Stock equal in value up to the excess, if any, of the then fair market value of the Common Stock subject to such option or portion thereof over the option exercise price. Upon the exercise of a stock appreciation right relating to an option, the option will be canceled to the extent of the number of shares of Common Stock in respect of which the stock appreciation right is exercised. The Committee may also provide that a stock appreciation right granted in connection with a nonqualified stock option may be deemed to be automatically exercised upon the exercise or surrender of the related option, in which event the optionee would be entitled to the payment provided under the stock appreciation right in addition to the shares of Common Stock acquired or cash received upon exercise or surrender of the option. Stock appreciation rights granted in connection with an option will be exercisable at the same time or times as the option is exercisable. Stock appreciation rights not related to any option will be exercisable at such time or times as may be provided by the Committee at the time the stock appreciation right is granted and will entitle the holder thereof to a payment equal in amount to the appreciation in the value of the shares of Common Stock covered thereby, unless restricted by the Committee, from the date of grant until the date of exercise.

     Generally, the amount payable upon the exercise of a stock appreciation right will be paid in the form of shares of Common Stock, cash or a combination thereof as the Committee determines. However, in the case of an officer who is subject to Section 16(b) of the Exchange Act, no cash will be paid upon exercise of a stock appreciation right unless such exercise is made during the period beginning on the third business day and ending on the twelfth business day following the date of release for publication of the Company's quarterly or annual statements of earnings or during the 60-day period following a Change in Control.

     In the event of a Change of Control, all stock appreciation rights granted under the Plan more than six months prior to the date of exercise will for a period of 60 days following the Change in Control be fully exercisable and the amount payable upon the exercise of a stock appreciation right during the 60-day period following the Change in Control will be paid in cash. Except in the case of a stock appreciation right granted in connection with an incentive stock option, the amount payable upon exercise of a stock appreciation right during the 60-day period following a Change in Control will be determined by reference to the Adjusted Fair Market Value of the Common Stock.

     Under Amendment 1, all stock appreciation rights become immediately exercisable upon the grantee's death, disability or Retirement (as defined above). Upon the death and disability of a grantee, the stock appreciation rights remain exercisable for a period of one year following the termination of employment. Upon the Retirement of a grantee, the stock appreciation rights remain exercisable for a period of 90 days following such termination of employment. The original Plan did not contain such provisions, but the Committee always had the ability to achieve the same results, either by including such provisions in the documents awarding the SARs or by exercising its discretion at the time of the employee's death, disability or retirement. No other changes were made with respect to the stock appreciation rights under the Amendments.

RESTRICTED STOCK.

     The Plan further provides for the grant of awards of restricted shares of Common Stock. The terms of the grant of restricted shares of Common Stock, including the purchase price, if any, for such shares, the restrictions placed on such shares and the time or times at which such restrictions lapse shall be determined by the Committee at the time the grant is made. Upon a grantee's termination of employment prior to the lapsing of restrictions on shares of Common Stock, all nonvested restricted shares will be forfeited, except that the Committee may in its discretion remove the restrictions on the shares of Common Stock. Upon a Change in

Control, all restrictions on shares of restricted stock will lapse. Dividends on the restricted shares may be held in an escrow account and then will only be distributed when the underlying shares are distributed.

     Amendment 1 mandates that upon the death, disability or Retirement of an employee, all restrictions lapse on shares of restricted stock held by the employee. The Committee administering the Plan always had the ability to achieve the same results, either by including such provisions in the documents awarding the restricted stock, or by exercising its discretion at the time of the employee's death, disability or retirement. No other changes respect to the restricted stock was made under the Amendments.

     The following aspects of the Plan will remain unchanged by the Amendments:

ADJUSTMENTS FOR CHANGES IN CAPITALIZATION

     The Committee is authorized to make appropriate adjustments in connection with outstanding awards under the Plan to reflect stock dividends, stock splits, recapitalizations and similar events.

CHANGE IN CONTROL

     The Plan calls for acceleration of certain award benefits in the event of a Change in Control, as defined in the Plan. The Plan defines Change in Control to mean a transaction or series of transactions in which the beneficial ownership of 25% or more of the Company's common stock changes and individuals who at the beginning of such period constitute the Board of Directors ("Continuing Directors") for any reason cease to constitute a majority of the Board of the Company or its successor (persons who are nominated or elected to the Board by two-thirds of the Continuing Directors are also deemed Continuing Directors).

AMENDMENT AND TERMINATION

     The Board may terminate or suspend the Plan at any time, but such termination or suspension may not adversely affect any stock options, stock appreciation rights or restricted stock awards then outstanding under the Plan, without the holder's consent. The Board may amend the Plan, but may not, without the prior approval of the Company's shareholders, make any amendment which would
(l) except as provided under the Plan, increase the number of shares reserved for grants under the Plan, (2) change the class of employees eligible to receive awards, (3) change the minimum purchase price of shares pursuant to options or awards as provided in the Plan, (4) extend the maximum term for options or (5) increase materially the benefits accruing to eligible employees under the Plan. The Committee may amend the term of any award or option theretofore granted, retroactively or prospectively, but no such amendment shall impair the rights of any holder without the holder's consent. The Committee may also substitute new stock options for previously granted stock options, including previously granted stock options having higher option prices.

LOANS

     The Plan also permits the Company to grant loans to participants in connection with the purchase of shares of Common Stock under the Plan. No loan made under the Plan may exceed the lesser of (i) the aggregate purchase price paid for the shares acquired plus the amount of the reasonably estimated income taxes payable with respect to such shares and (ii) the fair market value of the shares acquired with such loan. Shares of Common Stock with a fair market value not less than the principal amount of the loan must be pledged as security for payment of the loan.

                        FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the Federal income tax consequences of transactions under the Plan, based on Federal income tax laws in effect on January 1, 1994. This summary is not intended to be comprehensive and does not describe state or local income tax consequences.

     Benefits which may be granted pursuant to the Plan include incentive stock options, nonqualified stock options, stock appreciation rights and restricted stock awards.

     INCENTIVE STOCK OPTIONS. No income is realized by an optionee upon the grant or exercise of an incentive stock option. If shares of Common Stock are transferred to an optionee upon the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant of the option or within one year after the transfer of such shares to such optionee, then (1) upon the sale or exchange of such shares, any amount realized in excess of the option exercise price will be taxed to such optionee as a long-term capital gain and any loss sustained will be treated as a long-term capital loss, and (2) no deduction will be allowed to the Corporation for Federal income tax purposes. The exercise of an incentive stock option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

     If Common Stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of either holding period described above, generally (1) the optionee will realize compensation (i.e., ordinary) income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares, if the shares are disposed of by sale or exchange) over the option exercise price paid for such shares, and (2) the Corporation will be entitled to deduct the amount of compensation income taxed to the optionee for Federal income tax purposes, if it complies with applicable withholding requirements (the "withholding requirements") and if the said amount represents an ordinary and necessary business expense of the Corporation (the "ordinary and necessary test"). Any further gain (or loss) realized by the optionee will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the Corporation. Different rules may apply if Common Stock is purchased by an optionee who is also an officer, director or more than 10% shareholder. See "Special Rules Applicable to Corporate Insiders," below.

     If an incentive stock option is exercised more than three months following the termination of employment, the exercise of the option will generally be taxed in the same manner as the exercise of a nonqualified stock option.

     NONQUALIFIED STOCK OPTIONS. Except as noted below, in the case of nonqualified stock options, (1) no income is realized by the optionee at the time the option is granted; (2) generally, at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option exercise price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; (3) the Corporation is entitled to a Federal income tax deduction equal to the amount of income taxed to the optionee, subject to the Corporation's satisfaction of the withholding requirements and the ordinary and necessary test; and (4) upon disposition of the Common Stock acquired by exercise of the option, appreciation (or depreciation) occurring after the date of exercise is treated as either short-term or long-term capital gain (or loss), depending on the recipient's holding period of the shares. Different rules may apply if Common Stock is purchased by an optionee who is also an officer, director or more than 10% shareholder. See "Special Rules Applicable to Corporate Insiders," below.

     STOCK APPRECIATION RIGHTS. No income will be realized by a grantee in connection with the grant of a stock appreciation right. When the right is exercised, the grantee generally will be required to include in gross income as ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any shares of Common Stock received on the exercise. The Corporation will be entitled to a deduction for Federal income tax purposes at the same time equal to the amount included in the grantee's gross income by reason of the exercise, subject to satisfaction of the withholding requirements and the ordinary and necessary test. If the grantee receives shares of Common Stock upon the exercise of a stock appreciation right, the post-exercise appreciation (or depreciation) will be treated in the same manner as discussed above under "Nonqualified Stock Options". See "Special Rules Applicable to Corporate Insiders," below.

     RESTRICTED STOCK. A recipient of restricted stock generally will not be subject to tax at the time of receipt of the restricted stock, but will be subject to tax at ordinary income rates on the amount by which the fair market value of the restricted stock at such time as the stock either is no longer subject to a substantial risk of forfeiture or is transferrable by the recipient exceeds the amount (if any) paid for the stock by the recipient. However, a recipient of restricted stock may elect under Section 83(b) of the Code within 30 days of the date of his receipt of the restricted stock to include in his gross income as ordinary income in the year of his receipt of the shares an amount equal to the excess of the fair market value of the restricted stock at the time of transfer (determined without regard to any restrictions which apply to the shares) over the amount paid, if any, for the restricted stock. Upon the subsequent sale or exchange of such stock, the recipient will recognize capital gain or loss measured by the difference between the amount realized on the disposition and the basis of the restricted stock, which will equal the sum of the amount paid for the stock, plus the amount included in gross income under Section 83(b).

     If the restricted shares subject to a Section 83(b) election are forfeited prior to the time they are vested, the recipient may be entitled to a capital loss for Federal income tax purposes equal to the purchase price, if any, of the forfeited shares, provided that the Corporation does not reimburse the recipient for any portion of the purchase price paid.

     Upon a sale or exchange of shares after the forfeiture period has expired, the holding period to determine whether the recipient has long-term or short-term capital gain or loss generally begins when the restrictions expire and the tax basis for such shares will generally be based on the fair market value of such shares on such date. The Corporation generally will be entitled to a deduction equal to the amount that is taxable as ordinary income to the recipient, subject to satisfaction of the withholding requirements and the ordinary and necessary test.

     DIVIDENDS ON RESTRICTED STOCK. Dividends on restricted stock transferred to a participant in the Plan which are paid prior to the time such stock becomes vested or transferrable by the recipient will generally be treated as compensation which is taxable as ordinary income to the participant and will be deductible by the Corporation, subject to satisfaction of the withholding requirements and the ordinary and necessary test. If the recipient of the restricted stock makes a timely Section 83(b) election with respect to the stock, however, dividends paid on such stock will be treated as dividend income which is taxable as ordinary income to the recipient, but will not be deductible by the Corporation. If dividends are deferred with respect to restricted stock which has been awarded, such dividends will be taxed as compensation at ordinary income rates when paid to the participant and will generally be deductible by the Corporation at that time, subject to satisfaction of the withholding requirements and the ordinary and necessary test.

     SPECIAL RULES APPLICABLE TO CORPORATE INSIDERS. Generally, individuals subject to Section 16(b) of the Securities Exchange Act of 1934 ("Insiders") are not taxed until six months after exercise of a nonqualified stock option, with the excess of the fair market value of the Common Shares received upon exercise over the option purchase price, determined as of the end of the six-month period, being taxed as ordinary income, and the holding period for treating any gain (or loss) as long-term capital gain (or loss) beginning at the end of such period. (A similar rule applies with respect to the exercise of stock appreciation rights settled in stock.) However, an Insider who elects under
Section 83(b) on a timely basis (see discussion above under "Restricted Stock") may instead be taxed on the basis of the excess of the fair market value at the time of exercise over the option purchase price.

     Depending on their individual circumstances, Insiders receiving restricted stock awards may not become subject to tax at the times discussed above under "Restricted Stock", but may have the amount of income calculated (and recognized) based on the fair market value of the shares of Common Stock at a later date.

     STOCK SWAPS. The Plan provides that with the Corporation's permission an optionee may transfer previously owned shares to the Corporation to satisfy the purchase price under an option (a "Stock Swap"). Generally, if an optionee utilizes previously owned stock to purchase stock upon the exercise of an Incentive Stock Option, the optionee will not be required to realize any gain upon the exchange of the old shares for the new shares and he will carry over into the same number of new shares his basis and holding period for the old shares. If the optionee purchases more shares than the number of old shares surrendered in the Stock Swap, the incremental number of shares received in the Stock Swap will have a basis of zero and a holding period beginning on the date of the exercise of the Incentive Stock Option. If, however, the optionee pays the purchase price of the new shares using shares originally acquired through the exercise of an Incentive Stock Option, and the Stock Swap occurs prior to the end of the statutory holding period applicable to the old shares, the Stock Swap will constitute a disqualifying disposition of the old shares, resulting in the immediate recognition or ordinary income (see "Incentive Stock Options," above). Moreover, if shares received in a Stock Swap are disposed of prior to the end of the statutory holding period applicable to such shares, the taxable gain will be calculated based upon the lowest basis of the shares acquired in the Stock Swap.

     If a Stock Swap is used to exercise a Nonqualified Stock Option, the use of old shares to pay the purchase price of an equal number of new shares generally will be tax-free to the optionee, and he will carry over into the new shares the basis and holding period of the old shares. However, unlike the use of Stock Swaps upon the exercise of Incentive Stock Options, if more shares are acquired than surrendered, the incremental shares received in the Stock Swap will generally be taxed as compensation income in an amount equal to their fair market value at the time of the Swap. The optionee's basis in those additional shares will be their fair market value taken into account in quantifying the optionee's compensation income and the holding period for such shares will begin on the date of the Stock Swap.

     CAPITAL GAINS. Under current law, a taxpayer's net capital gain (i.e., the amount by which the taxpayer's net long-term capital gains exceed his net short-term capital losses) is subject to tax at a maximum rate of 28% for Federal income tax purposes. Ordinary income is subject to tax at rates as high as 39.5%. Capital losses are currently deductible against capital gains without limitation, but are currently deductible against ordinary income in any year only to the extent of $3,000 ($1,500 in the case of a married individual filing a separate return). Capital losses which are not currently deductible by reason of the foregoing limitation may be carried forward to future years.

     PAYMENT IN RESPECT OF A CHANGE IN CONTROL. The Plan provides for the acceleration of the lapse of restrictions on restricted stock which has been awarded and the exercisability of all outstanding options granted pursuant to the Plan, in the event of a "Change in Control," as defined in the Plan. The acceleration of these benefits may be deemed to constitute a "parachute payment" under the Internal Revenue Code. "Excess parachute payments," as defined in the Code, will subject the recipient thereof to an additional 20% excise tax and are not deductible by the Corporation.

                                 PLAN BENEFITS

     There were approximately 200 officers and 881 other employees of the Corporation and its subsidiaries as of December 31, 1993. Because the Committee has full discretion to determine who is a "key employee", there is no way to predict how many employees may ultimately receive awards under the Plan or to determine in advance the benefits or amounts that will be received in the future by or allocated to specific officers or employees, or groups thereof under the Plan. Prior to December 31, 1993, 156 officers and other employees had received awards.

RECOMMENDATION AND VOTE REQUIRED ON PROPOSAL 2

     Approval of the proposed amendments to the Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting, whether present in person or by proxy. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 2.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     KPMG Peat Marwick ("Peat Marwick"), independent public accountants, have audited the books and records of the Corporation since 1986. Selection of the Corporation's independent public accountants for the 1994 fiscal year will be made by the Board subsequent to the Annual Meeting.

     Peat Marwick has advised the Corporation that one or more of its representatives will be present at the Annual Meeting of shareholders to make a statement if they so desire and to respond to appropriate questions.

                             SHAREHOLDER PROPOSALS

     Proposals of shareholders which are eligible under the rules of the Securities and Exchange Commission to be included in the Corporation's 1995 proxy material must be received by the Secretary of the Corporation no later than November 1, 1994.

                                 OTHER MATTERS

     The Board of Directors is not aware of any other matters which may come before the annual meeting. However, in the event such other matters come before the meeting, it is the intention of the persons named in the proxy to vote on any such matters in accordance with the recommendation of the Board of Directors.

     Shareholders are urged to sign the enclosed proxy, which is solicited on behalf of the Board of Directors, and return it in the enclosed envelope.

                                     By Order of the Board of Directors

                                     Gerald H. Lipkin
                                     Chairman and Chief Executive Officer

Wayne, New Jersey
March 1, 1994

     A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K (EXCEPT EXHIBITS) FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED TO ANY SHAREHOLDER ON WRITTEN REQUEST ADDRESSED TO ALAN ESKOW, SENIOR VICE PRESIDENT, VALLEY NATIONAL BANCORP, 1445 VALLEY ROAD, WAYNE, NEW JERSEY 07470.

                                                                    EXHIBIT A TO
                                                             THE PROXY STATEMENT

     The following is the Long-Term Stock Incentive Plan in its entirety. Proposed amendments to the Plan are {underlined}. The proposed deletions are [crossed out].

                            VALLEY NATIONAL BANCORP
                         LONG-TERM STOCK INCENTIVE PLAN
                     (ADOPTED BY DIRECTORS JANUARY 10, 1989
                    ADOPTED BY SHAREHOLDERS MARCH 28, 1989)
         {(AS AMENDED BY DIRECTORS MARCH 16, 1993 AND JANUARY 18, 1994)}

     1. Purpose. The purpose of the Plan is to provide additional incentive to those officers and key employees of the Company and its Subsidiaries whose substantial contributions are essential to the continued growth and success of the Company's business in order to strengthen their commitment to the Company and its Subsidiaries, to motivate such officers and employees to faithfully and diligently perform their assigned responsibilities and to attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. To accomplish such purposes, the Plan provides that the Company may grant Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards and Stock Appreciation Rights.

     2. Definitions. For purposes of this Plan:

          (a) "Adjusted Fair Market Value" means, in the event of a Change of Control, the greater of (i) the highest Fair Market Value of the Shares during the sixty (60) day period ending on the date of such Change in Control or (ii) in the case of a Change in Control described in Section 2(h)(ii) or 2(h)(iii), the highest price per Share paid to holders of the Shares in any transaction constituting or resulting from such Change in Control.

          (b) "Agreement" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

          (c) "Award" means a grant of Restricted Stock or Stock Appreciation Rights, or any or all of them.

          (d) "Bank" means Valley National Bank, a Subsidiary.

          (e) "Board" means the Board of Directors of the Company.

          (f) "Cause" means the willful failure by an Optionee or Grantee to perform his duties with the Company or with any Subsidiary or the willful engaging in conduct which is injurious to the Company or any Subsidiary, monetarily or otherwise.

          (g) "Change in Capitalization" means any increase, reduction, change or exchange of Shares for a different number or kind of shares or other securities of the Company by reason of a reclassification, recapitalization, merger, consolidation, reorganization, issuance of warrants or rights, stock dividend, stock split or reverse stock split, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

          (h) "Change in Control" means any of the following events: (i) when the Company or a Subsidiary acquires actual knowledge that any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), other than an affiliate of the Company or a Subsidiary or an employee benefit plan established or maintained by the Company, a Subsidiary or any of their respective affiliates, is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act) directly or indirectly, of securities of the Company representing more than twenty-five percent (25%) of the combined voting power of the Company's then outstanding securities (a "Control Person"), (ii) upon the first purchase of the Company's common stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company, a Subsidiary or an employee benefit plan established or maintained by the

     Company, a Subsidiary or any of their respective affiliates), (iii) upon the approval by the Company's stockholders of (A) a merger or consolidation of the Company with or into another corporation (other than a merger or consolidation which is approved by at least two-thirds of the Continuing Directors (as hereinafter defined) or the definitive agreement for which provides that at least two-thirds of the directors of the surviving or resulting corporation immediately after the transaction are Continuing Directors (in either case, a "Non-Control Transaction")), (B) a sale or disposition of all or substantially all of the Company's assets or (C) a plan of liquidation or dissolution of the Company, (iv) if during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board (the "Continuing Directors") cease for any reason to constitute at least two-thirds thereof or, following a Non-Control Transaction, two-thirds of the board of directors of the surviving or resulting corporation; provided that any individual whose election or nomination for election as a member of the Board (or, following a Non-Control Transaction, the board of directors of the surviving or resulting corporation) was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director, or (v) upon a sale of (A) common stock of the Bank if after such sale any person (as such term is used in Section 13(d) and 14(d)(2) of the Exchange Act) other than the Company, an employee benefit plan established or maintained by the Company or a Subsidiary, or an affiliate of the Company or a Subsidiary, owns a majority of the Bank's common stock or (B) all or substantially all of the Bank's assets (other than in the ordinary course of business). No person shall be considered a Control Person for purposes of clause (i) above if (A) such person is or becomes the beneficial owner, directly or indirectly, of more than ten percent (10%) but less than twenty-five percent (25%) of the combined voting power of the Company's then outstanding securities if the acquisition of all voting securities in excess of ten percent (10%) was approved in advance by a majority of the Continuing Directors then in office or (B) such person acquires in excess of ten percent (10%) of the combined voting power of the Company's then outstanding voting securities in violation of law and by order of a court of competent jurisdiction, settlement or otherwise, disposes or is required to dispose of all securities acquired in violation of law.

          (i) "Code" means the Internal Revenue Code of 1986, as amended.

          (j) "Committee" means a committee consisting of at least three (3) Disinterested Persons appointed by the Board to administer the Plan and to perform the functions set forth herein.

          (k) "Company" means Valley National Bancorp, a New Jersey corporation.

          (l) "Disability" means the condition which results when an individual has become permanently and totally disabled within the meaning of Section 105(d)(4) of the Code.

          (m) "Disinterested Person" means a person (within the meaning of Rule 16b-3 under the Exchange Act) who at the time he exercises discretion as a member of the Committee is not and at any time within one (1) year prior thereto has not been eligible for selection (within the meaning of Rule 16b-3 of the Exchange Act) as a person to whom Shares may be allocated or to whom stock options or stock appreciation rights may be granted pursuant to this Plan or any other plan of the Company or any Subsidiary entitling participants therein to acquire stock, stock options or stock appreciation rights of the Company or any Subsidiary.

          (n) "Eligible Employee" means any officer or other key employee of the Company or a Subsidiary designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein.

          (o) "Escrow Agent" means the escrow agent under the Escrow Agreement, designated by the Committee.

          (p) "Escrow Agreement" means an agreement between the Company, the Escrow Agent and a Grantee, in the form specified by the Committee, under which shares of Restricted Stock awarded pursuant hereto shall be held by the Escrow Agent until either (a) the restrictions relating to such shares expire and the shares are delivered to the Grantee or (b) the Company reacquires the shares pursuant hereto and the shares are delivered to the Company.

          (q) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (r) "Fair Market Value" means the fair market value of the Shares as determined by the Committee in its sole discretion; provided, however, that
     (A) if the Shares are admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or other comparable quotation system and have been designated as a National Market System ("NMS") security, Fair Market Value on any date shall be the last sale price reported for the Shares on such system on such date or on the last day preceding such date on which a sale was reported, (B) if the Shares are admitted to quotation on NASDAQ and have not been designated a NMS security, Fair Market Value on any date shall be the average of the highest bid and lowest asked prices of the Shares on such system on such date, or (C) if the Shares are admitted to trading on a national securities exchange, Fair Market Value on any date shall be the last sale price reported for the Shares on such exchange on such date or on the last date preceding such date on which a sale was reported.

          (s) "Grantee" means a person to whom an Award has been granted under the Plan.

          (t) "Incentive Stock Option" means an Option within the meaning of
     Section 422A of the Code.

          (u) "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

          (v) "Option" means an Incentive Stock Option, a Nonqualified Stock Option, or either or both of them.

          (w) "Optionee" means a person to whom an Option has been granted under the Plan.

          (x) "Parent" means any corporation in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock of one of the other corporations in such chain.

          (y) "Plan" means the Valley National Bancorp Long-Term Stock Incentive Plan as set forth in this instrument and as it may be amended from time to time.

          (z) "Restricted Stock" means Shares issued or transferred to an Eligible Employee which are subject to restrictions as provided in Section 8 hereof.

          {(aa) "Retirement" means the retirement from active employment by the Company of an employee or officer but only if such person meets all of the following requirements: (i) he has a minimum combined total of years of service and age equal to eighty (80), (ii) he is age sixty-two (62) or older, and (iii) he provides six (6) months prior written notice to the Company of the retirement. An employee or officer who retires but fails to meet such conditions shall not be deemed to be within the definition of "Retirement" for any purpose under this Plan or any Award or Option granted thereunder.}

          (ab) "Shares" means the common stock, no par value, of the Company (including any new, additional or different stock or securities resulting from a Change in Capitalization).

          (ac) "Stock Appreciation Right" means a right to receive all or some portion of the increase in the value of shares of Common Stock as provided in Section 7 hereof.

          (ad) "Subsidiary" means any corporation in an unbroken chain of corporations, beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (ae) "Successor Corporation" means a corporation, or a parent or subsidiary thereof, which issues or assumes a stock option in a transaction to which Section 425(a) of the Code applies.

          (af) "Ten-Percent Stockholder" means an eligible Employee, who, at the time an Incentive Stock Option is to be granted to him, owns (within the meaning of Section 422A(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, a Parent or a Subsidiary within the meaning of Section 422A(b)(6) of the Code.

     3. Administration.

     (a) The Plan shall be administered by the Committee which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A majority of the Committee shall constitute a quorum and a majority of a quorum may authorize any action. Each member of the Committee shall be a Disinterested Person. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, the Options or the Awards, and all members of the Committee shall be fully indemnified by the Company with respect to any such action, determination or interpretation.

     Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time:

          (1) to determine those Eligible Employees to whom Options shall be granted under the Plan and the number of Incentive Stock Options and/or Nonqualified Options to be granted to each eligible Employee and to prescribe the terms and conditions (which need not be identical) of each Option, including the purchase price per share of each Option;

          (2) to select those Eligible Employees to whom Awards shall be granted under the Plan and to determine the number of shares of Restricted Stock and/or Stock Appreciation Rights to be granted pursuant to each Award, the terms and conditions of each Award, including the restrictions or performance criteria relating to such shares or rights, the purchase price per share, if any, of Restricted Stock and whether Stock Appreciation Rights will be granted alone or in conjunction with an Option;

          (3) to construe and interpret the Plan and the Options and Awards granted thereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective, and all decisions and determinations by the Committee in the exercise of this power shall be final and binding upon the Company or a Subsidiary, the Optionees and the Grantees, as the case may be;

          (4) to determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee without constituting a termination of employment or service for purposes of the Plan; and

          (5) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

     4. Stock Subject to Plan.
     [(a) The maximum number of Shares that may be issued or transferred (i) pursuant to all Options and Awards under this Plan is 507,967 (ii) pursuant to Nonqualified Stock Options under this Plan is 125,991, (iii) pursuant to Stock Appreciation Rights under this Plan is 126,991 and (iv) pursuant to Restricted Stock Awards under this Plan is 50,796 (or, in each case, the number and kind of shares of stock or other securities which are substituted for those Shares or to which those Shares are adjusted upon a Change in Capitalization). The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board, to permit the award of all Options and Awards granted or to be granted hereunder.]

    {(a) The maximum number of Shares that may be issued or transferred pursuant to all Options and Awards under this Plan is 1,577,438 of which not more than 200,000 Shares may be issued or transferred pursuant to Options and/or Awards to any one Eligible Employee. Subject to the foregoing aggregate limitations, the maximum number of Shares (i) that may be issued or transferred pursuant to Options or Awards for Incentive Stock Options, Non-Qualified Stock Options and Stock Appreciation Rights shall be 1,357,195 and (ii) that may be issued or transferred pursuant to Awards of Restricted Stock shall be 220,243. In each case, upon a Change in Capitalization after January 18, 1994, the Shares shall be adjusted to the number and kind of Shares of stock or other securities existing after such Change in Capitalization.}

     {The number of Shares set forth herein includes Shares awarded pursuant to all Options and Awards issued or transferred under this Plan prior to the date of the amendment to this section and the number of Shares takes into account all Changes in Capitalization prior to January 18, 1994.}

     (b) Whenever any outstanding Option or portion thereof expires, is cancelled or is otherwise terminated (other than by exercise of the Option or any related Stock Appreciation Right), the shares of Common Stock allocable to the unexercised portion of such Option may again be the subject of Options and Awards hereunder.

     (c) Whenever any Shares subject to an Award or Option are resold to the Company, or are forfeited for any reason pursuant to the terms of the Plan, such Shares may again be the subject of Options and Awards hereunder.

     5. Eligibility. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those eligible Employees who will receive Options and/or Awards but no person shall receive any Options or Awards unless he is an employee of the Company or a Subsidiary at the time the Option or Award is granted.

     6. Stock Options. The Committee may grant Options in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. Each Option and Option Agreement shall be subject to the following conditions:

          (a) Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Option shall be set forth in the Agreement, provided that the purchase price per Share under each Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share at the time the Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and under each Nonqualified Stock Option shall not be less than 80% of the Fair Market Value of a Share at the time the Option is granted.

          (b) Duration. Options granted hereunder shall be for such term as the Committee shall determine, provided that (i) no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and (ii) no Nonqualified Stock Option shall be exercisable after the expiration of ten (10) years and one (1) day from the date it is granted. The Committee may, subsequent to the granting of any Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

          (c) Non-transferability. No Option granted hereunder shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of such Optionee only by the Optionee or his guardian or legal representative. The terms of such Option shall be binding upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

          (d) Stock Options; Vesting. Subject to Section 6(h) hereof, each Option shall be exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Option Agreement. Unless otherwise provided in the Agreement, to the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. {Upon the death. Disability or Retirement of an Optionee, all Options shall become immediately exercisable. Notwithstanding the foregoing}, [T]{t}he Committee may accelerate the exercisability of any Option or portion thereof at any time.

          (e) Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise in cash, by check, or, at the discretion of the Committee and upon such terms and conditions as the Committee shall approve, by transferring Shares to the Company. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option and the Agreement evidencing any related Stock Appreciation Right to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. Not less than 100 Shares may be purchased at any time upon the exercise of an Option unless the number of Shares so purchased constitutes the total number of Shares then purchasable under the Option.

          (f) Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the Shares to the Optionee, and
     (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares.

          (g) Termination of Employment. In the event that an Optionee ceases to be employed by the Company or any Subsidiary, any outstanding Options held by such Optionee shall, unless the Option Agreement evidencing such Option provides otherwise, terminate as follows:

             (1) If the Optionee's termination of employment is due to his death or Disability, the Option [(to the extent exercisable at the time of the Optionee's termination of employment)] shall be exercisable for a period of one (1) year following such termination of employment, and shall thereafter terminate;

             (2) If the Optionee's termination of employment is by the Company or a Subsidiary for Cause or is by the Optionee {(other than due to the Optionee's Retirement)}, the Option shall terminate on the date of the Optionee's termination of employment; and

             (3) If the Optionee's termination of employment is {due to the Optionee's Retirement} or for any other reason (including an Optionee's ceasing to be employed by a Subsidiary as a result of the sale of such Subsidiary or an interest in such Subsidiary), the Option (to the extent exercisable at the time of the Optionee's termination of employment) shall be exercisable for a period of ninety (90) days following such termination of employment, and shall thereafter terminate.

          Notwithstanding the foregoing, the Committee may provide, either at the time an Option is granted or thereafter, that the Option may be exercised after the periods provided for in this Section 6(g), but in no event beyond the term of the Option.

          (h) Effect of Change in Control. In the event of a Change in Control,
     (A) all Options outstanding on the date of such Change in Control shall, for a period of sixty (60) days following such Change in Control, become immediately and fully exercisable, and (B) an Optionee will be permitted to surrender for cancellation within sixty (60) days after such Change in Control any Option or portion of an Option which was granted more than six
     (6) months prior to the date of such surrender, to the extent not yet exercised, and to receive a cash payment in an amount equal to the excess, if any, of (1) in the case of a Nonqualified Stock Option, the Adjusted Fair Market Value of the Shares subject to the Option or portion thereof surrendered or (2) in the case of an Incentive Stock Option, the Fair Market Value of the Shares subject to the Option or portion thereof surrendered, over the aggregate purchase price for such Shares under the Option.

          (i) Substitution and Modification. Subject to the terms of the Plan, the Committee may modify outstanding Options or accept the surrender of outstanding Options (to the extent not exercised) and grant new Options in substitution for them. Notwithstanding the foregoing, no modification of an Option shall alter or impair any rights or obligations under the Option without the Optionee's consent.

     7. Stock Appreciation Rights. The Committee may, in its discretion, either alone or in connection with the grant of an Option, grant Stock Appreciation Rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. If granted in connection with an Option, a Stock Appreciation Right shall cover the same shares covered by the Option (or such lesser number of shares as the Committee may determine) and shall, except as provided in this Section 7, be subject to the same terms and conditions as the related Option.

          (a) Time of Grant. A Stock Appreciation Right may be granted:

             (i) at any time if unrelated to an Option; or

             (ii) if related to an Option, either at the time of grant, or at any time thereafter during the term of the Option.

          (b) Stock Appreciation Rights Related to an Option.

             (i) Payment. A Stock Appreciation Right granted in connection with an Option shall entitle the holder thereof, upon exercise of the Stock Appreciation Right or any portion thereof, to receive payment of an amount computed pursuant to Section 7(b)(iii).

             (ii) Exercise. Subject to Section 7(f), a Stock Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Option is exercisable, and will not be transferable except to the extent the related Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option.

             (iii) Amount Payable. Except as otherwise provided in Section 7(g), upon the exercise of Stock Appreciation Right related to an Option, the Grantee shall be entitled to receive an amount determined by multiplying
        (A) the excess of the Fair Market Value of a Share on the date of exercise of such Stock Appreciation Right over the per Share purchase price under the related Option, by (B) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

             (iv) Treatment of Related Options and Stock Appreciation Rights Upon Exercise. Except as provided in Section 7(b)(v), (A) upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be cancelled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised and (B) upon the exercise of an Option granted in connection with a Stock Appreciation Right or the surrender of such Option pursuant to Section 6(h), the Stock Appreciation Right shall be cancelled to the extent of the number of Shares as to which the Option is exercised or surrendered.

             (v) Simultaneous Exercise of Stock Appreciation Right and Option. The Committee may provide, either at the time a Stock Appreciation Right is granted in connection with a Nonqualified Stock Option or thereafter during the term of the Stock Appreciation Right, that, subject to
        Section 7(f), upon exercise of such Option or the surrender of the Option pursuant to Section 6(h), the Stock Appreciation Right shall automatically be deemed to be exercised to the extent of the number of Shares as to which the Option is exercised or surrendered. In such event, the Grantee shall be entitled to receive the amount described in
        Section 7(b)(iii) or 7(g) hereof, as the case may be (or some percentage of such amount if so provided in the Agreement evidencing the Stock Appreciation Right), in addition to the Shares acquired or cash received pursuant to the exercise or surrender of the Option. If a Stock Appreciation Right Agreement contains an automatic exercise provision described in this Section 7(b)(v) and the Option or any portion thereof to which it relates is exercised within six (6) months from the date the Stock Appreciation Right is granted, such automatic exercise provision shall not be effective with respect to that exercise of the Option. The inclusion in an Agreement evidencing a Stock Appreciation Right of a provision described in this Section 7(b)(v) may be in addition to and not in lieu of the right to exercise the Stock Appreciation Right as otherwise provided herein and in the Agreement.

          (c) Stock Appreciation Rights Unrelated to an Option. The Committee may grant to Eligible Employees Stock Appreciation Rights unrelated to Options. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability, vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years. {Upon the death, Disability or Retirement of a Grantee, all Stock Appreciation Rights shall become immediately exercisable. Upon the death or Disability of a Grantee, the Stock Appreciation Rights held by that Grantee shall be exercisable for a period of one (1) year following such termination of employment, and shall thereafter terminate. Upon the Retirement of a Grantee, the Stock Appreciation Rights held by that Grantee shall be exercisable for a period of ninety (90) days following such termination of employment, and shall thereafter terminate.} Except as otherwise provided in Section 7(g), the amount payable upon exercise of such Stock Appreciation Rights shall be determined in accordance with Section 7(b)(iii), except that "Fair Market Value of a Share on the date of the grant of the Stock Appreciation Right" shall be substituted for "purchase price under the related Option."

          (d) Method of Exercise. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreements to the Grantee.

          (e) Form of Payment. Payment of the amount determined under Sections 7(b)(iii) or 7(c), may be made solely in whole shares of Common Stock in a number determined at their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the sole discretion of the Committee, solely in cash, or in a combination of cash and Shares as the Committee deems advisable. In the event that a Stock Appreciation Right is exercised within the sixty-day period following a Change in Control, any amount payable shall be solely in cash. If the Committee decides to make full payment in Shares, and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash. Notwithstanding the foregoing, no payment in the form of cash may be made upon the exercise of a Stock Appreciation Right pursuant to Section 7(b)(iii) or 7(c) to an officer of the Company or a Subsidiary who is subject to Section 16(b) of the Exchange Act, unless the exercise of such Stock Appreciation Right is made during the period beginning on the third business day and ending on the twelfth business day following the date of release for publication of the Company's quarterly or annual statements of earnings.

          (f) Restrictions. No Stock Appreciation Right may be exercised before the date six (6) months after the date it is granted, except in the event that the death or Disability of the Grantee occurs before the expiration of the six-month period.

          (g) Effect of Change in Control. In the event of a Change in Control, subject to Section 7(f), all Stock Appreciation Rights shall, for a period of sixty (60) days following such Change in Control, become immediately and fully exercisable. Notwithstanding Sections 7(b)(iii) and 7(c), upon the exercise, during the sixty (60) day period following a Change in Control, of a Stock Appreciation Right (other than a Stock Appreciation Right granted in connection with an Incentive Stock Option) or any portion thereof, the amount payable shall be determined by reference to the Adjusted Fair Market Value (rather than by reference to the Fair Market Value) of the Shares on the date of such exercise.

     8. Restricted Stock. The Committee may grant Awards of Restricted Stock which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may require and (without limiting the generality of the foregoing) such

Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the following terms and provisions:

          (a) Rights of Grantee.

             (i) Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted and the purchase price, if any, is paid by the Grantee, provided that the Grantee has executed an Agreement evidencing the Award, an Escrow Agreement, appropriate blank stock powers and any other documents which the Committee, in its absolute discretion, may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, an Escrow Agreement or appropriate blank stock powers or shall fail to pay the purchase price, if any, for the Restricted Stock, the Award shall be null and void. Shares issued in connection with a Restricted Stock Award, together with the stock powers, shall be deposited with the Escrow Agent. Except as restricted by the terms of the Agreement, upon the delivery of the Shares to the Escrow Agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the shares and to receive, subject to Section 8(d), all dividends or other distributions paid or made with respect to the Shares.

             (ii) If a Grantee receives rights or warrants with respect to any Shares which were awarded to him as Restricted Stock, such rights or warrants or any Shares or other securities he acquires by the exercise of such rights or warrants may be held, exercised, sold or otherwise disposed of by the Grantee free and clear of the restrictions and obligations provided by this Plan.

          (b) Non-transferability. Until any restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 8(c), such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. Upon the termination of employment of the Grantee, all of such Shares with respect to which restrictions have not lapsed shall be resold by the Grantee to the Company at the same price paid by the Grantee for such Shares or shall be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company if no purchase price had been paid for such Shares. The Committee may also impose such other restrictions and conditions on the Shares as it deems appropriate.

          (c) Lapse of Restrictions.

             (i) Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms, conditions and satisfaction of performance criteria as the Committee may determine; provided, however, that the restrictions upon such Shares shall lapse only if the Grantee on the date of such lapse is then and has continuously been an employee of the Company or a Subsidiary from the date the Award was granted.

             (ii) In the event of a Change in Control, all restrictions upon any Shares of Restricted Stock shall lapse immediately and all such Shares shall become fully vested in the Grantee thereof.
             (iii) In the event of termination of employment as a result of death{,} [or] Disability {or Retirement} of a Grantee, [the Committee, in its absolute discretion, may determine that the] {all} restrictions upon [some or all] Shares of Restricted Stock awarded to [the] {such} Grantee shall thereupon immediately lapse. The Committee may also decide at any time, in its absolute discretion and on such terms and conditions as it deems appropriate, to remove or modify the restrictions upon Shares of Restricted Stock awarded hereunder.

          (d) Treatment of Dividends. At the time of an Award of Shares of Restricted Stock, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on Shares of Restricted Stock by the Company shall be deferred until the earlier to occur of (i) the lapsing of the restrictions imposed upon such Shares, in which case such dividends shall be paid over to the Grantee, or (ii) the forfeiture of such Shares under Section 8(b) hereof, in which case such dividends shall be forfeited to the Company, and such dividends shall be held by the Company for the account of the Grantee until such time. In the event of such deferral, interest shall be credited on the amount of such dividends held by the Company for the account of the Grantee from time to time at such rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends, together with interest accrued thereon as aforesaid, shall be made upon the earlier to occur of the events specified in (i) and
     (ii) of the immediately preceding sentence, in the manner specified therein.

          (e) Delivery of Shares. When the restrictions imposed hereunder and in the Plan expire or have been cancelled with respect to one or more shares of Restricted Stock, the Company shall notify the Grantee and the Escrow Agent of same. The Escrow Agent shall then return the certificate covering the Shares of Restricted Stock to the Company and upon receipt of such certificate the Company shall deliver to the Grantee (or such Grantee's legal representative, beneficiary or heir) a certificate for a number of shares of Common Stock, without any legend or restrictions (except those required by any federal or state securities laws), equivalent to the number of Shares of Restricted Stock for which restrictions have been cancelled or have expired. A new certificate covering Shares of Restricted Stock previously awarded to the Grantee which remain restricted shall be issued to the Grantee and held by the Escrow Agent and the Agreement, as it relates to such shares, shall remain in effect.

        9. Loans.

          (a) The Company or any Subsidiary may make loans to a Grantee or Optionee in connection with the purchase of Shares pursuant to an Award or in connection with the exercise of an Option, subject to the following terms and conditions and such other terms and conditions not inconsistent with the Plan, including the rate of interest, if any, as the Committee shall impose from time to time.

          (b) No loan made under the Plan shall exceed the sum of (i) the aggregate purchase price payable pursuant to the Option or Award with respect to which the loan is made, plus (ii) the amount of the reasonably estimated income taxes payable by the Optionee or Grantee with respect to the Option or Award. In no event may any such loan exceed the Fair Market Value, at the date of exercise, of any such Shares.

          (c) No loan shall have an initial term exceeding ten (10) years; provided, that loans under the Plan shall be renewable at the discretion of the Committee; and provided, further, that the indebtedness under each loan shall become due and payable, as the case may be, on a date no later than
     (i) one (1) year after termination of the Optionee's or Grantee's employment due to death, retirement or Disability, or (ii) the date of termination of the Optionee's or Grantee's employment for any reason other than death, retirement or Disability.

          (d) Loans under the Plan may be satisfied by an Optionee or Grantee, as determined by the Committee, in cash or, with the consent of the Committee, in whole or in part by the transfer to the Company of Shares whose Fair Market Value on the date of such payment is equal to the cash amount for which such Shares are transferred.

          (e) A loan shall be secured by a pledge of Shares with a Fair Market Value of not less than the principal amount of the loan. After partial repayment of a loan, pledged shares no longer required as security may be released to the Optionee or Grantee.

          (f) Every loan shall meet all applicable laws, regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

     10. Adjustment Upon Changes in Capitalization.

          (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to the maximum number and class of shares of stock with respect to which Options or Awards may be granted under the Plan, the number and class of shares as to which Options or Awards have been granted under the Plan, and the purchase price therefor, if applicable.

          (b) Any such adjustment in the Shares or other securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 425(h)(3) of the Code and only to the extent otherwise permitted by Sections 422A and 425 of the Code.

          (c) If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to new, additional or different shares of stock or securities (other than rights or warrants to purchase securities), such new additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares or units pursuant to the Award prior to such Change in Capitalization.

     11. Effect of Certain Transactions. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) the sale or disposition of all or substantially all of the Company's assets, the Plan and the Options and Awards issued hereunder shall terminate on the effective date of such transaction, unless provision is made in connection with such transaction for the assumption of Options or Awards theretofore granted under the Plan, or the substitution for such Options or Awards of new options or awards of the Successor Corporation, with appropriate adjustment as to the number and kind of shares and the purchase price for shares thereunder.

     12. Release of Financial Information. A copy of the Company's annual report to stockholders shall be delivered to each Optionee and Grantee at the time such report is distributed to the Company's stockholders. Upon request the Company shall furnish to each Optionee and Grantee a copy of its most recent annual report and each quarterly report and current report filed under the Exchange Act, since the end of the Company's prior fiscal year.

     13. Termination and Amendment of the Plan. The Plan shall terminate on the day preceding the tenth anniversary of its effective date and no Option or Award may be granted thereafter. The Board may sooner terminate or amend the Plan at any time, and from time to time; provided, however, that, except as provided in Sections 10 and 11 hereof, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law and regulations at an annual or special meeting held within twelve months before or after the date of adoption of such amendment, where such amendment will:

          (a) increase the number of Shares as to which Options or Awards may be granted under the Plan;

          (b) change the class of persons eligible to participate in the Plan;

          (c) change the minimum purchase price of Shares pursuant to Options or Awards as provided herein;

          (d) extend the maximum period for granting or exercising Options provided herein; or

          (e) otherwise materially increase the benefits accruing to Eligible Employees under the Plan.

     Except as provided in Sections 10 and 11 hereof, rights and obligations under any Option or Award granted before any amendment of the Plan shall not be altered or impaired by such amendment, except with the consent of the Optionee or Grantee, as the case may be.

     14. Non-Exclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

     15. Limitation of Liability. As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

          (a) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

          (b) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

          (c) limit in any way the right of the Company to terminate the employment of any person at any time; or

          (d) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person in any particular position at any particular rate of compensation or for any particular period of time.

     16. Regulations and Other Approvals; Governing Law.

          (a) This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of New Jersey without giving effect to the choice of law principles thereof, except to the extent that such law is preempted by federal law.

          (b) The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

          (c) The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

          (d) Except as otherwise provided in Section 13, the Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain for Eligible Employees granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

          (e) Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions unacceptable to the Committee.

          (f) In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, or regulations thereunder, and the Committee may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares (including upon exercise of an Option), to represent to the Company in writing that the Shares acquired by such individual are acquired for investment only and not with a view to distribution.

     17. Miscellaneous.

          (a) Multiple Agreements. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Employee during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Employee. The grant of multiple Options and/or Awards may be evidenced by a single Agreement or multiple Agreements, as determined by the Committee.

          (b) Withholding of Taxes. The Company shall have the right to deduct from any distribution of cash to any Optionee or Grantee an amount equal to the federal, state and local income taxes and other amounts required by law to be withheld with respect to any Option or Award. Notwithstanding anything to the contrary contained herein, if an Optionee or Grantee is entitled to receive Shares upon exercise of an Option or pursuant to an Award, the Company shall have the right to require such Optionee or Grantee, prior to the delivery of such Shares, to pay to the Company the amount of any federal, state or local income taxes and other amounts which the Company is required by law to withhold. The Agreement evidencing any Incentive Stock Options granted under this Plan shall provide that if the Optionee makes a disposition, within the meaning of Section 425(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to him or her pursuant to his or her exercise of the Incentive Stock Option within the two-year period commencing on the day after the date of grant of such Option or within the one-year period commencing on the day after the date of transfer of the Share or Shares to the Optionee pursuant to the exercise of such Option, he or she shall, within ten (10) days of such disposition, notify the Company thereof and immediately deliver to the Company any amount of federal income tax withholding required by law.

          (c) Designation of Beneficiary. Each Optionee and Grantee may, with the consent of the Committee, designate a person or persons to receive in the event of his/her death, any Option or Award or any amount payable pursuant thereto, to which he/she would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If an Optionee fails effectively to designate a beneficiary, then his/her estate will be deemed to be the beneficiary.

     18. Effective Date. The effective date of the Plan shall be the date of its adoption by the Board, subject only to the approval by the affirmative vote of a majority of the votes eligible to be cast at a meeting of stockholders to be held within twelve (12) months of such adoption.

                    APPENDIX TO ELECTRONIC FORMAT DOCUMENT

        In Exhibit A to the Proxy Statement, language indicated as being shown as underlined in the typeset document is enclosed in braces "{" and "}" in the electronic format document. Language indicated as being shown by strike out in the typeset document is enclosed in brackets "[" and "]" in the electronic format document.

                            VALLEY NATIONAL BANCORP
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                            TUESDAY, MARCH 22, 1994
                 Solicited on Behalf of the Board of Directors
    The undersigned hereby appoints Thomas P. Infusino, Robert E.
McEntee and Richard F. Tice and each of them, as Proxy, each with full power of substitution, to vote all of the shares of Valley National Bancorp standing in the undersigned's name at the Annual Meeting of Shareholders of Valley National Bancorp, to be held at the Radisson Hotel, formerly the Sheraton Fairfield Hotel, 690 Route 46 East, Fairfield, New Jersey on Tuesday, March 22, 1994 at 3:00 p.m., and at any adjournment thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting.
    This proxy will be voted as specified below. If no choice is specified, the proxy will be voted FOR the election of the 16 nominees for director listed in the Proxy Statement and FOR approval of the Amendments to the Corporation's Long Term Stock Incentive Plan.
    The Board of Directors recommends a vote FOR the nominees on the Proxy Statement and FOR approval of the Amendments to the Corporation's Long-Term Stock Incentive Plan.
    Shares, if any, held for your account by the trustee for the dividend reinvestment plan will be voted in the same manner as you vote the shares in your name individually.
1. ELECTION OF 16 DIRECTORS.
     FOR the nominees listed below (except as marked to the contrary below) WITHHOLD AUTHORITY to vote for all nominees listed below

Pamela Bronander, Joseph Coccia, Jr., Austin C. Drukker, Thomas P.
Infusino, Gerald Korde, Gerald H. Lipkin, Robert L. Marcalus, Robert E. McEntee, Sam P. Pinyuh, Rubin Rabinowitz, Robert Rachesky, Barnett Rukin, Peter Southway, Richard F. Tice, Leonard Vorcheimer, Joseph L. Vozza.
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s) write that nominee's name on the following line.


                                                                SEE REVERSE SIDE

2. APPROVAL OF THE AMENDMENTS TO THE PLAN
        FOR approval of the Amendments      AGAINST approval of the Amendments.
3. In their discretion, upon such other matters as may properly come before the meeting.
                       Dated: March __________ , 1994
                       Signature
                       Signature
                       (Please sign exactly as your name
                       appears. When signing as an executor,
                       administrator, guardian, trustee or
                       attorney, please give your title as
                       such. If signer is a corporation, please sign the full corporate name and then an authorized officer should sign his name and print his name and title below his signature. If the shares are held in joint name, all joint owners should sign.)
                       PLEASE DATE, SIGN AND RETURN PROMPTLY.